                                                             File No. 811-8227

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule
     14a-6(e)(2)
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

           Flag Investors Funds, Inc. (formerly, Deutsche Funds, Inc.)
           -----------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

      (Name of Person(s) Filing Proxy Statement., if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1)     Title of each class of securities to which transaction applies:
    2)     Aggregate number of securities to which transaction applies:
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
    4)     Proposed maximum aggregate value of transaction:
    5)     Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)     Amount Previously Paid: __________________________________________
    2)     Form, Schedule or Registration Statement No.:_____________________
    3)     Filing Party: ____________________________________________________
    4)     Date Filed: ______________________________________________________

                          FLAG INVESTORS FUNDS, INC.

                          Flag Investors Top 50 World
                         Flag Investors Top 50 Europe
                          Flag Investors Top 50 Asia
                           Flag Investors Top 50 US
                     Flag Investors European Mid-Cap Fund
                      Flag Investors Japanese Equity Fund
                      Flag Investors US Money Market Fund
                          ---------------------------
                               One South Street
                           Baltimore, Maryland 21202
                                                              February 25, 2000
Dear Shareholder:

     The Board of Directors of Flag Investors Funds, Inc. (the "Fund"), on behalf of its above named series (each a "Series," and collectively the "Series"), voted to change the investment advisor of the portfolios in which each Series invests. Because of the proposed change in investment advisor, all current investment advisory and sub-advisory agreements for the portfolios must be revised and approved. In addition, the Board of Directors also voted to change the investment sub-advisor of the portfolios in which the Flag Investors US Money Market Fund and the Flag Investors Top 50 US invest, requiring further revisions to the investment sub-advisory agreements for those two portfolios. As a result of the Directors' decisions, we are asking shareholders of the Fund to approve new investment advisory and investment sub-advisory agreements for the portfolios in which the Series invest, as applicable. Enclosed is further information relating to these changes, including a Questions & Answers section, proxy statement and proxy card(s).

     Important information about the changes:

     o The advisory and sub-advisory fees payable under the new investment advisory and investment sub-advisory agreements have not increased.

     o The investment objective of each Series has not changed.

     In addition to the revisions in investment advisory and investment sub-advisory agreements, shareholders are also being asked to approve other changes outlined in the enclosed Proxy Statement. The Board of Directors of the Fund believes that the proposals are important and recommends that you read the enclosed materials carefully and then vote for all proposals.

     What you need to do:

     o Read all enclosed materials including the Questions & Answers section.

     o Choose one of the following options to vote:

     1. By Mail: Complete the enclosed proxy card and return it in the postage-paid envelope provided.

     2. By Telephone: Call the toll-free number on your proxy card.

     3. By Internet: Log on to www.proxyvote.com.

     4. Attend the Shareholder Meeting (details enclosed).

                                                 Sincerely,


                                                 Richard T. Hale
                                                 President

                                                              February 25, 2000


                                IMPORTANT NEWS
                              FOR SHAREHOLDERS OF
                          FLAG INVESTORS FUNDS, INC.

     While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of some matters affecting the Fund that require a shareholder vote.

Q. What has happened to require a shareholder vote?

A. On June 4, 1999, Deutsche Bank AG ("Deutsche Bank") combined with Bankers Trust Corporation. Deutsche Bank is the parent company of Deutsche Fund Management, Inc. ("DFM"), the current investment manager to the Flag Investors Portfolios Trust (the "Flag Portfolios") in which the Flag Investors Funds, Inc. (the "Fund"), on behalf of its series, (each a "Series", and collectively, the "Series") invests. We are proposing new investment advisory agreements and new investment sub-advisory agreements in order to permit Deutsche Bank to simplify the organizational structure of its U.S. mutual fund operations, enhance the efficiency of their administration and promote consistency of internal controls, compliance and regulatory oversight. These agreements are described in detail in Proposals 3 and 4.

Q. Why am I being asked to vote on the new investment advisory and investment sub-advisory agreements?

A. The Investment Company Act of 1940, which regulates investment companies in the United States such as the Fund and Flag Portfolios, requires a shareholder vote to approve new investment advisory and investment sub-advisory agreements.

Q. How do these changes affect the Series?

A. The Series, their investment objectives and the current portfolio managers of the Flag Portfolios in which they invest will not change as a result of the proposed new investment advisory and sub-advisory agreements. The new investment advisory and investment sub-advisory agreements contain substantially the same terms and conditions, including the same aggregate fees, as the current investment advisory and investment sub-advisory agreements. If shareholders do not approve the new investment advisory and investment sub-advisory agreements, the current agreements will continue and the Board of Directors will take such action as it deems to be in the best interests of the Series and their shareholders.

Q. How do the Boards of Directors and Trustees recommend that I vote?

A. After careful consideration, the Boards recommend that you vote in favor of all the proposals on the enclosed proxy card.

Q. Where can I get more information?

A. If you need more information, please call Shareholder Communications Corporation, the Fund's information agent, at 1-800-732-6168.

Q. How can I vote my shares?

A. You may choose from one of the following options to vote your shares:

  o By mail, with the enclosed proxy card(s) and return envelope.

  o By telephone, with a toll-free call to the telephone number that appears on your proxy card.

  o Through the Internet, by using the Internet address located on your proxy card and following the instructions on the site.

  o In person at the shareholder meeting (see details enclosed in proxy statement).

Q. Will the Fund pay for the proxy solicitation and other costs associated with this transaction?

A. The Fund will pay for those costs associated with the election of directors and trustees and the ratification of independent accountants. The proposed new investment advisor, Investment Company Capital Corp., will pay for all other costs associated with the vote to approve the new advisory and sub-advisory agreements.

Please vote all issues on each proxy card that you receive. Thank you for mailing your proxy card promptly.

                          FLAG INVESTORS FUNDS, INC.

                          Flag Investors Top 50 World
                         Flag Investors Top 50 Europe
                          Flag Investors Top 50 Asia
                           Flag Investors Top 50 US
                     Flag Investors European Mid-Cap Fund
                      Flag Investors Japanese Equity Fund
                      Flag Investors US Money Market Fund

                               One South Street
                           Baltimore, Maryland 21202

                          ---------------------------

                   Notice of Annual Meeting of Shareholders
                         to be held on March 28, 2000



TO THE SHAREHOLDERS OF FLAG INVESTORS FUNDS, INC.:


     You are cordially invited to the annual meeting (the "Meeting") of the shareholders of Flag Investors Funds, Inc. (the "Fund"). The Meeting will be held on March 28, 2000, at 1:00 p.m. Eastern Time in the conference room on the 30th Floor of The Alex. Brown Building, One South Street, Baltimore, Maryland 21202. The Fund is an open-end management investment company, organized under the laws of the State of Maryland, that comprises the above seven series (each a "Series," and collectively, the "Series") all of which are addressed in the accompanying Joint Proxy Statement ("Proxy Statement"). Each Series operates as a spoke fund in a Hub and Spoke(R)* fund arrangement with a corresponding hub fund portfolio (each a "Portfolio," and collectively, the "Portfolios"). As spoke funds, each Series seeks to achieve its respective investment objectives by investing all of its investable assets in a corresponding Portfolio with the same investment objective and policies. The Portfolios in which the Series invest are organized as separate series of Flag Investors Portfolios Trust ("Flag Portfolios"), an open-end management investment company, established as a trust under the laws of the State of New York. Pursuant to the requirements of the Investment Company Act of 1940, as amended, (the "1940 Act") applicable to hub and spoke arrangements, each Series' voting rights with respect to the Portfolio interests that it holds must be passed through to the Series' own shareholders.

     The purpose of the Meeting is to consider the following proposals and to transact such other business as may be properly brought before the Meeting.

----------------
* Hub & Spoke is a registered service mark of Signature Financial Group, Inc. and refers to the multi-tiered investment structure developed by Signature. A patent has been granted by the U.S. Patent and Trademark Office in connection therewith.

    PROPOSAL 1:  To elect Board Members of the Fund and the Flag Portfolios.

    PROPOSAL 2:  To ratify or reject the selection of PricewaterhouseCoopers
                 LLP as the independent accountants for the applicable Series and their corresponding Portfolios for the current fiscal year.

    PROPOSAL 3A: To approve a new Investment Advisory Agreement between the
                 Portfolios and Deutsche Fund Management, Inc. ("DFM").

    PROPOSAL 3B: To approve a new Investment Advisory Agreement between the
                 Portfolios and Investment Company Capital Corp. ("ICCC") to be implemented within two years of the date of the Meeting upon approval of the respective members of the Flag Portfolios' and Fund's Board who are not "interested persons" thereof (as defined in the 1940 Act) ("Independent Directors and Trustees").

    PROPOSAL 4A: For shareholders of the Flag Investors Top 50 World; Flag
                 Investors Top 50 Europe; Flag Investors Top 50 Asia; Flag Investors European Mid-Cap Fund; Flag Investors Japanese Equity
                 Series:

                 i) To approve a new Investment Sub-Advisory Agreement between DFM and DWS International Portfolio Management GmbH ("DWS").

                 ii) To approve a new Investment Sub-Advisory Agreement between ICCC and DWS to be implemented within two years of the date of the Meeting upon approval of the Independent Directors and Trustees.

    PROPOSAL 4B: For shareholders of the Flag Investors Top 50 US Series only:

                 i) To approve a new Investment Sub-Advisory Agreement between DFM and Deutsche Asset Management, Inc. ("DeAM Inc.").

                 ii) To approve a new Investment Sub-Advisory Agreement between ICCC and DeAM Inc. to be implemented within two years of the date of the Meeting upon approval of the Independent Directors and Trustees.

    PROPOSAL 4C: For shareholders of the Flag Investors US Money Market Series only:

                 i) To approve a new Investment Sub-Advisory Agreement between DFM and Bankers Trust Company ("Bankers Trust").

                 ii) To approve a new Investment Sub-Advisory Agreement between ICCC and Bankers Trust to be implemented within two years of the date of the Meeting upon approval of the Independent Directors and Trustees.

     Only shareholders of the Fund at the close of business on February 4, 2000 are entitled to notice of, and to vote at, this Meeting or any adjournment thereof.

     Whether or not you expect to be present at the Meeting, please complete and promptly return the enclosed proxy card. A postage-paid envelope is enclosed for your convenience. You may also vote easily and quickly by telephone or through the Internet. To do so, please follow the instructions accompanying your enclosed proxy card. It is most important and in your interest for you to vote so that a quorum will be present and a maximum number of shares may be voted. The proxy is revocable at any time prior to its use.


                                                    Amy M. Olmert
                                                    Assistant Secretary


Dated: February 25, 2000

                          FLAG INVESTORS FUNDS, INC.

                          Flag Investors Top 50 World
                         Flag Investors Top 50 Europe
                          Flag Investors Top 50 Asia
                           Flag Investors Top 50 US
                     Flag Investors European Mid-Cap Fund
                      Flag Investors Japanese Equity Fund
                      Flag Investors US Money Market Fund

                               One South Street
                           Baltimore, Maryland 21202

                         ---------------------------

                             JOINT PROXY STATEMENT

           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MARCH 28, 2000


     This Joint Proxy Statement ("Proxy Statement") is furnished by the Board of Directors of Flag Investors Funds, Inc. (the "Fund") in connection with the solicitation of proxies with respect to the seven series thereof (each a "Series," and collectively, the "Series") for use at the annual meeting of shareholders of the Fund to be held on March 28, 2000, at 1:00 p.m. Eastern Time, or at any adjournment thereof (the "Meeting"), in the conference room on the 30th Floor of The Alex. Brown Building, One South Street, Baltimore, Maryland 21202. It is expected that the Notice of Meeting, the Proxy Statement and a Proxy Card will be mailed to shareholders on or about February 25, 2000.


                                    Summary
                                    -------

     Each Series operates as a spoke fund in a hub and spoke fund arrangement with a corresponding hub fund portfolio (each a "Portfolio," and collectively, the "Portfolios"). The Portfolios in which the Series invest are organized as separate series of Flag Investors Portfolios Trust ("Flag Portfolios"), an open-end management investment company established as a trust under the laws of the State of New York. As spoke funds, each Series seeks to achieve its respective investment objectives by investing all of its investable assets in a corresponding Portfolio with the same investment objectives and policies. Pursuant to the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), applicable to hub and spoke arrangements, each Series' voting rights with respect to the Portfolio interests that it holds must be passed through to the Series' own shareholders. Other spoke funds of a particular Portfolio will also vote in accordance with their respective charters and/or other applicable requirements with respect to the approval of the proposals.

     For simplicity, actions are described in this Proxy Statement as being taken by a Series, although all actions are actually taken by the Fund on behalf of the applicable

Series. Some actions described as taken by or with respect to a Series are actually actions to be taken by the corresponding Portfolio in which the Series invests all of its assets and on which the Series votes as an interest holder. Further, actions described as being taken by the shareholders of the Series with respect to its Board of Directors will also be taken by the Series as interest holders of the Portfolios with respect to the Portfolios' respective Boards of Trustees. Your vote and the vote of other shareholders of the relevant Series determine how the Fund will vote with respect to itself and its corresponding Portfolio.

     The Meeting is being held to consider and vote on the following matters for each Series, as indicated below and described more fully under the corresponding Proposals discussed herein, and such other matters as may properly come before the Meeting or any adjournments thereof:


            Proposal                             Summary                           Eligible Voters
-------------------------------   ------------------------------------   ----------------------------------
1. Election of Fund Directors     To elect Directors of the Fund         Shareholders of all Series of the
  and Portfolio Trustees          and Trustees of the Portfolios to      Fund are eligible to vote for the
                                  hold office until their respective     Directors and Trustees.
                                  successors have been duly
                                  elected and qualified or until
                                  their earlier resignation or
                                  removal.

2. Ratification of Auditors       To ratify or reject the selection      Shareholders of all Series of the
                                  of PricewaterhouseCoopers LLP          Fund are eligible to vote for the
                                  as the independent accountants         ratification of the auditors.
                                  for the Fund and the Portfolios
                                  for the current fiscal year.

         Proposal                        Summary                          Eligible Voters
-------------------------   ---------------------------------   ----------------------------------
3. Change in Investment     A. To approve or disapprove a       Shareholders of all Series of the
   Advisor                     new Investment Advisory          Fund are eligible to vote for the
                               Agreement between the            New Investment Advisory
                               Portfolios and Deutsche          Agreements.
                               Fund Management, Inc.
                               ("DFM") (the "New DFM
                               Advisory Agreement").

                            B. To approve or disapprove a
                               new Investment Advisory
                               Agreement between the
                               Portfolios and Investment
                               Company Capital
                               Corporation ("ICCC") (the
                               "New ICCC Advisory
                               Agreement") to be
                               implemented within two
                               years of the date of the
                               Meeting upon approval of
                               the members of the
                               Portfolios' and the Fund's
                               Boards of Trustees and
                               Directors, respectively, who
                               are not "interested persons"
                               thereof (as defined in the
                               1940 Act) (the "Independent
                               Directors and Trustees").

                            These agreements are referred to
                            collectively as the "New
                            Advisory Agreements."

            Proposal                            Summary                             Eligible Voters
--------------------------------   ---------------------------------       ---------------------------------
4A. New Investment                  i) To approve or disapprove a          Shareholders (all classes) of
    Sub-Advisory Agreements            new Investment                      Flag Investors Top 50 World;
    for Flag Investors Top 50          Sub-Advisory Agreement              Flag Investors Top 50 Europe;
    World Portfolio (US                between DFM and DWS                 Flag Investors Top 50 Asia; Flag
    Dollar); Flag Investors Top        International Portfolio             Investors European Mid-Cap;
    50 Europe Portfolio (US            Management GmbH                     Flag Investors Japanese Equity
    Dollar); Flag Investors Top        ("DWS")                             Series are eligible to vote for
    50 Asia Portfolio (US          ii) To approve or disapprove a          the New Investment
    Dollar); Flag Investors            new Investment                      Sub-Advisory Agreements.
    Provesta Portfolio (US             Sub-Advisory Agreement
    Dollar); Flag Investors            between ICCC and DWS to
    Japanese Equity Portfolio          be implemented within two
    (US Dollar)                        years of the date of the
                                       Meeting, upon approval of
                                       the Independent Directors
                                       and Trustees, upon the
                                       change of Investment
                                       Advisor from DFM to ICCC.

                                   These agreements, along with
                                   those covered in Proposals 4B
                                   and 4C, may be collectively
                                   referred to as the "New
                                   Investment Sub-Advisory
                                   Agreements."

4B.Change in Investment             i) To approve or disapprove a          Shareholders (all classes) of
   Sub-Advisor                         new Investment                      Flag Investors Top 50 US Series
   Top 50 US Portfolio                 Sub-Advisory Agreement              are eligible to vote for the New
   (US Dollar) only                    between DFM and Deutsche            Investment Sub-Advisory
                                       Asset Management, Inc.              Agreements.
                                       ("DeAM Inc.") to be
                                       implemented immediately
                                       upon shareholder approval.
                                   ii) To approve or disapprove the
                                       implementation of a new
                                       Investment Sub-Advisory
                                       Agreement between ICCC
                                       and DeAM Inc. to be
                                       implemented within two
                                       years of the date of the
                                       Meeting, upon approval of
                                       the Independent Directors
                                       and Trustees, upon the
                                       change of Investment
                                       Advisor from DFM to ICCC.

           Proposal                           Summary                              Eligible Voters
------------------------------   ---------------------------------         ------------------------------
4C. Change in Investment            i) To approve or disapprove a          Shareholders (all classes) of
    Sub-Advisor                        new Investment                      Flag Investors US Money
    US Money Market Portfolio          Sub-Advisory Agreement              Market Series are eligible to
    (US Dollar) only                   between DFM and Bankers             vote for the New Investment
                                       Trust Company ("Bankers             Sub-Advisory Agreements.
                                       Trust") to be implemented
                                       immediately upon
                                       shareholder approval.
                                   ii) To approve or disapprove the
                                       implementation of a new
                                       Investment Sub-Advisory
                                       Agreement between ICCC
                                       and Bankers Trust to be
                                       implemented within two
                                       years of the date of the
                                       Meeting, upon approval of
                                       the Independent Directors
                                       and Trustees, upon the
                                       change of Investment
                                       Advisor from DFM to ICCC.

     If you do not expect to be present at the Meeting and wish your shares to be voted, please vote your proxy (the "Proxy") by mail, telephone or Internet, allowing sufficient time for the Proxy to be received at or before 1:00 p.m. Eastern Time on March 28, 2000. If your Proxy is properly returned, shares represented by it will be voted at the Meeting in accordance with your instructions. However, if no instructions are specified on the Proxy with respect to a specific Proposal, the Proxy will be voted FOR the approval of such Proposal and in accordance with the judgment of the persons appointed as proxies upon any other matter that may properly come before the Meeting. Shareholders may revoke their Proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Fund, by delivering a subsequently dated Proxy or by attending and voting at the Meeting.

     In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies with respect to the Proposal. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by Proxy. The persons named as proxies will vote those Proxies that they are entitled to vote "for" any Proposal in favor of an adjournment and will vote those Proxies required to be voted "against" any such Proposal against any adjournment. A shareholder vote may be taken on one or more of the Proposals in the Proxy Statement prior to any adjournment if sufficient votes have been received and it is otherwise appropriate. A quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund or a Series thereof (as applicable) entitled to vote at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that these persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. (See "Vote Required" for a further discussion of abstentions and broker non-votes.)

     The close of business on February 4, 2000 has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. Each full share will be entitled to one vote at the Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share. As of the Record Date, the following number of shares of each Series were issued and outstanding:


        Top 50 World ..................      307,918.611 shares
        Top 50 Europe .................      884,744.495 shares
        Top 50 Asia ...................    1,684,880.595 shares
        Top 50 US .....................      383,040.036 shares
        European Mid-Cap Fund .........    1,475,760.208 shares
        Japanese Equity Fund ..........      633,855.107 shares
        US Money Market Fund ..........   13,708,092.850 shares


     This Joint Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate statement for each Series, and because shareholders may own shares of more than one Series. The combined statement may avoid burdening shareholders with more than one proxy statement. To the extent information relating to common ownership is available to the Fund, a shareholder that owns of record shares in two or more of the Series will receive a package containing a Proxy Statement and Proxies for the Series in which such shareholder is a record owner. If the information relating to common ownership is not available to the Fund, a shareholder that beneficially owns of record shares in two or more Series may receive two or more packages, each containing a Proxy Statement and a Proxy for each Series in which the shareholder is a beneficial owner. It is essential that shareholders complete, date, sign and return each enclosed Proxy, unless a shareholder is voting by telephone or through the Internet.

     The Fund will pay for those costs associated with the election of directors and trustees and the ratification of independent accountants. The proposed investment advisor, ICCC, will pay for all other costs associated with the advisory and sub-advisory agreements. The Fund will bear those expenses related to reimbursement to brokerage firms and others for expenses in forwarding Proxy solicitation materials to beneficial owners. The solicitation of Proxies will be largely by mail, but may include telephonic, telegraphic or oral communication by employees and officers of Deutsche Asset Management. Additional solicitation may be made by Shareholder Communications Corporation ("Shareholder Communications"), a solicitation firm located in New York, New York, which has been engaged by the Fund to assist in proxy solicitation.

     Upon request, the Fund will furnish to shareholders, without charge, a copy of the Annual Report for its fiscal year ended August 31, 1999. To receive a copy of the Fund's Annual Report, please contact Flag Investors Funds, Inc. by calling 1-800-776-3524.


PROPOSAL 1: Election of Directors of the Fund and Trustees of the Portfolios.

     Directors and Trustees constituting the entire Board of Directors of the Fund and Trustees of the Flag Portfolios, respectively, are to be elected at the Meeting to serve until their successors have been duly elected and qualified or until their earlier resignation or removal. The Director and Trustee Nominees were recently selected by the Independent Directors and Trustees of the Boards and nominated by the full Boards at meetings held on October 14, 1999 and January 31, 2000. Information on the Director and Trustee Nominees is provided in the following chart. Of the Director and Trustee Nominees, Richard R. Burt and Robert H. Wadsworth are currently Directors and Trustees of the Fund and the Flag Portfolios. Each of the Director and Trustee Nominees has agreed to serve if elected at the Meeting. The persons designated as proxies in the Proxy, unless otherwise directed therein, intend to vote at the Meeting for the election of the Director and Trustee Nominees named in the following chart as the entire Board of Directors and Trustees of the Fund and the Flag Portfolios. If any Director or Trustee Nominee is unable or unavailable to serve, the persons named in the Proxies will vote the Proxies for such other person as the Boards may recommend.

     At meetings held on October 7, 1999 and February 16, 2000, the shareholders of all other funds in the Flag Investors family of funds voted to approve these Directors to serve as directors of each other fund within the Flag Investors family of funds. The other Flag Investor funds are advised by ICCC, an indirect subsidiary of Deutsche Bank.

Information Regarding Nominees

     The following information is provided for each Nominee as of December 31, 1999.



          Name and Position                                            Business Experience
            with the Fund                                          During the Past Five Years
         and Flag Portfolios           Birth Date                 (including all directorships)
------------------------------------  ------------  --------------------------------------------------------
Richard R. Burt                         2/3/47      Chairman, IEP Advisors, Inc.; Chairman of the Board,
  Director of the Fund and Trustee                  Weirton Steel Corporation; Member of the Board,
  of the Flag Portfolios since                      Archer Daniels Midland Company (agribusiness
  10/9/98                                           operations), Hollinger International Inc. (publishing),
                                                    Homestake Mining Company (mining and
                                                    exploration), HCL Technologies (information
                                                    technology) and Anchor Gaming (gaming software
                                                    and equipment); Director, Mitchell Hutchins family of
                                                    funds (registered investment companies); and Member,
                                                    Textron Corporation International Advisory Council.
                                                    Formerly, Partner, McKinsey & Company
                                                    (consulting), 1991-1994; and U.S. Chief Negotiator in
                                                    Strategic Arms Reduction Talks (START) with former
                                                    Soviet Union and U.S. Ambassador to the Federal
                                                    Republic of Germany, 1985-1991. Director of eight
                                                    funds in the Flag Family of Funds.

Richard T. Hale*                        7/17/45     Managing Director, Deutsche Asset Management and
  Nominee                                           DB Alex. Brown LLC (formerly BT Alex. Brown
                                                    Incorporated); Director and President, Investment
                                                    Company Capital Corp. (registered investment
                                                    advisor). Chartered Financial Analyst. Formerly,
                                                    Director, ISI Family of Funds (registered investment
                                                    companies). Director of eight funds in the Flag
                                                    Family of Funds.

Joseph R. Hardiman                      5/27/37     Private Equity Investor and Capital Markets
  Nominee                                           Consultant; Director, Wit Capital Group (registered
                                                    broker-dealer), The Nevis Fund and ISI Family of
                                                    Funds (registered investment companies). Formerly,
                                                    Director, Circon Corp. (medical instruments),
                                                    November 1998-January 1999; President and Chief
                                                    Executive Officer, The National Association of
                                                    Securities Dealers, Inc. and The NASDAQ Stock
                                                    Market, Inc., 1987-1997; Chief Operating Officer
                                                    (1985-1987) and General Partner (1976-1985) of Alex.
                                                    Brown & Sons Incorporated (now DB Alex. Brown
                                                    LLC). Director of eight funds in the Flag Family of
                                                    Funds.

  Name and Position                                     Business Experience
    with the Fund                                   During the Past Five Years
 and Flag Portfolios    Birth Date                 (including all directorships)
---------------------  ------------  --------------------------------------------------------
Louis E. Levy           11/16/32     Director, Kimberly-Clark Corporation (personal
  Nominee                            consumer products), Household International (finance
                                     and banking) and ISI Family of Funds (registered
                                     investment companies). Formerly, Chairman of the
                                     Quality Control Inquiry Committee and American
                                     Institute of Certified Public Accountants, 1992-1998;
                                     Trustee, Merrill Lynch Funds for Institutions,
                                     1991-1993; Adjunct Professor, Columbia
                                     University-Graduate School of Business, 1991-1992;
                                     and Partner, KPMG Peat Marwick, retired 1990.
                                     Director of eight funds in the Flag Family of Funds.

Eugene J. McDonald       7/14/32     President, Duke Management Company (investments);
  Nominee                            Executive Vice President, Duke University (education,
                                     research and health care); Executive Vice Chairman
                                     and Director, Central Carolina Bank & Trust
                                     (banking); and Director, Victory Funds (registered
                                     investment companies). Formerly, Director, AMBAC
                                     Treasurers Trust (registered investment company), DP
                                     Mann Holdings (insurance) and ISI Family of Funds
                                     (registered investment companies). Director of eight
                                     funds in the Flag Family of Funds.

Rebecca W. Rimel         4/10/51     President and Chief Executive Officer, The Pew
  Nominee                            Charitable Trusts (charitable foundation); and Director
                                     and Executive Vice President, The Glenmede Trust
                                     Company (investment trust and wealth management).
                                     Formerly, Executive Director, The Pew Charitable
                                     Trusts and Director, ISI Family of Funds (registered
                                     investment companies). Director of eight funds in the
                                     Flag Family of Funds.

Truman T. Semans*       10/27/26     Vice Chairman, Brown Investment Advisory & Trust
  Nominee                            Company (formerly, Alex. Brown Capital Advisory &
                                     Trust Company); Director, Investment Company
                                     Capital Corp. (registered investment advisor); and
                                     Director and Chairman, the Executive Committee of
                                     Virginia Hot Springs, Inc. (property management).
                                     Formerly, Managing Director and Vice Chairman,
                                     Alex. Brown & Sons Incorporated (now DB Alex.
                                     Brown LLC) and Director, ISI Family of Funds
                                     (registered investment companies). Director of eight
                                     funds in the Flag Family of Funds.

          Name and Position                                           Business Experience
            with the Fund                                         During the Past Five Years
         and Flag Portfolios           Birth Date                (including all directorships)
------------------------------------  ------------  ------------------------------------------------------
Robert H. Wadsworth                     1/29/40     President, Investment Company Administration, LLC;
  Director of the Fund and Trustee                  President and Director, First Fund Distributors, Inc.
  of the Flag Portfolios since                      (registered broker-dealer); Director, The Germany
  inception                                         Fund, Inc., The New Germany Fund, Inc. and The
                                                    Central European Equity Fund, Inc.; and Vice
                                                    President, Professionally Managed Portfolios and
                                                    Advisors Series Trust (registered investment
                                                    companies). Formerly, Director, Guinness Flight
                                                    Investment Funds, Inc. (registered broker-dealer) and
                                                    President, The Wadsworth Group (registered
                                                    investment advisor). Director of eight funds in the
                                                    Flag Family of Funds.

----------------
* Denotes an individual who is an "interested person" as defined in the 1940
  Act.


     On June 4, 1999, Bankers Trust Corporation became an indirect, wholly owned subsidiary of Deutsche Bank AG. On that date, to Fund management's knowledge as provided by the Directors and Nominees of the Fund, the following Director/Trustee Nominees of the Fund beneficially owned shares of Bankers Trust that were converted to the right to receive $93 in cash, without interest, pursuant to the terms of the merger. Mr. Hale, a Director/Trustee Nominee, beneficially owned 74,190 shares of Bankers Trust. Mr. Semans, a Director/Trustee Nominee, beneficially owned 329 shares of Bankers Trust.


Compensation of Directors and Trustees

     Each Independent Director and Trustee receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at Board and committee meetings) from the Fund, the Flag Portfolios and all of the other funds in the Fund Complex for which he or she serves. Payment of such fees and expenses is allocated among all such funds in proportion to their relative net assets. Officers of the Fund receive no direct remuneration from the Fund. Officers of the Fund who are employees of Deutsche Asset Management or its affiliates may be considered to have received remuneration indirectly.

     The aggregate compensation payable by the Fund and Flag Portfolios as well as by the Fund Complex to each of the Fund's Directors and the Portfolio's Trustees serving during the fiscal year ended August 31, 1999 is set forth in the compensation table below.



                                                                             Total
                                                      Aggregate           Compensation          Number of
                                                     Compensation         Payable from         Funds in the
                                                     Payable from          the Fund,           Fund Complex
                                                       the Fund       the Flag Portfolios       for which
                                                       and the              and the          Director/Trustee
                Name and Position                  Flag Portfolios      Fund Complex (2)        Serves (2)
------------------------------------------------  -----------------  ---------------------  -----------------
Richard R. Burt, Director/Trustee                     $14,000              $27,000                Seven
Edward C. Schmults, Esq., Director/Trustee            $13,500              $41,500                Nine
G. Richard Stamberger, Director/Trustee (1)(3)        $     0              $     0                Ten
Christian Strenger, Director/Trustee (1)(3)           $     0              $     0                Ten
Robert Wadsworth, Director/Trustee                    $14,500              $64,000                Ten
Werner Walbrol, Director/Trustee                      $14,000              $45,250                Nine

----------------
(1) A Director/Trustee who is an "interested person" as defined in the 1940
    Act.
(2) As of August 31, 1999, the Fund Complex consisted of the Fund, the Flag Portfolios, The New Germany Fund, Inc., The Central European Equity Fund, Inc. and The Germany Fund, Inc.
(3) Mr. Strenger and Mr. Stamberger resigned as Director of the Fund and as Trustee of the Flag Portfolios effective October 14, 1999 and August 6, 1999, respectively.


Meetings and Committees of the Board of Directors and Trustees

     There were four regular meetings of the Board of Directors and Trustees held during the fiscal year ended August 31, 1999. All Directors and Trustees standing for reelection attended 75% or more of those meetings.

     The Board of Directors and Trustees has an Audit Committee. The Audit Committee makes recommendations to the full Board of Directors and Trustees with respect to the engagement of independent accountants. The Committee reviews, with the independent accountants, the results of the audit engagement and matters having a material effect on the Fund's or the Flag Portfolios' financial operations. The members of the Audit Committee during the fiscal year ended August 31, 1999, were Richard Burt, Edward Schmults, Robert Wadsworth and Werner Walbrol, each of whom is an Independent Director and Trustee. If elected, Messrs. Hardiman, Levy and McDonald and Ms. Rimel will become members of the Audit Committee. The Audit Committee did not meet during the fiscal year ended August 31, 1999.

     The Board of Directors and Trustees has a Nominating Committee. The Nominating Committee makes recommendations to the full Board of Directors and Trustees with respect to candidates for the Board. The members of the Nominating Committee during the fiscal year ended August 31, 1999, were Richard Burt, Edward

Schmults, Robert Wadsworth and Werner Walbrol, each of whom is an Independent Director and Trustee. If elected, Messrs. Hardiman, Levy and McDonald and Ms. Rimel will become members of the Nominating Committee. The Nominating Committee met twice during the fiscal year ended August 31, 1999. All incumbent members attended the meetings.


Board Approval of the Election of Directors and Trustees

     At meetings of the Board of Directors and Trustees held on October 14, 1999 and January 31, 2000, the Board of Directors and Trustees recommended that shareholders vote FOR each of the Nominees named herein. In recommending that shareholders elect the Nominees, the Board considered the Nominees' experience and qualifications.

    Therefore, after careful consideration, the Boards, including the Independent Directors and Trustees of each, recommend that the shareholders of the Fund and the Flag Portfolios vote "FOR" the election of the Directors and Trustees.

PROPOSAL 2: Ratification of PricewaterhouseCoopers LLP as Independent
            Accountants for the Fund and Flag Portfolios

     The Boards of the Fund and the Flag Portfolios, including a majority of the Independent Directors and Trustees of each, have approved the selection of PricewaterhouseCoopers LLP to serve as independent accountants for the Fund and the Flag Portfolios for the current fiscal year. PricewaterhouseCoopers LLP has served as independent accountants of the Fund and the Flag Portfolios since the date of the Fund's and Flag Portfolio's inception and has advised the Fund and the Flag Portfolios that it has no direct or indirect financial interest in the Fund or the Flag Portfolios. Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting and, thus, are not expected to make a statement; however, one or more representatives will be available by telephone to respond to appropriate questions posed by shareholders or management.

    Therefore, after careful consideration, the Boards, including the Independent Directors and Trustees of each, recommend that the shareholders of the Fund and the Flag Portfolios vote "FOR" the ratification of the Independent Accountants as set forth in this Proposal.

PROPOSAL 3A: Change in Investment Advisory Agreement. To approve new agreement between the Portfolios and Deutsche Fund Management, Inc.

PROPOSAL 3B: Change in Investment Advisory Agreement. To approve new agreement between the Portfolios and Investment Company Capital Corp.

General Information

     On June 4, 1999, Deutsche Bank AG ("Deutsche Bank") combined with Bankers Trust Corporation (the "Merger"). Deutsche Bank is the parent company of Deutsche Fund Management, Inc. ("DFM"), the current investment manager to the Portfolios in which the Fund invests, as well as of Investment Company Capital Corp. ("ICCC"), the proposed investment advisor. The New ICCC Investment Advisory Agreement is being proposed as a means to simplify the organizational structure of Deutsche Bank's U.S. mutual fund operations, enhance the efficiency of their administration and promote consistency of internal controls, compliance and regulatory oversight. The New ICCC Investment Advisory Agreement is to be implemented within two years of the date of the Meeting upon approval of the Independent Directors and Trustees. The deferral in implementing the New ICCC Investment Advisory Agreement may be needed to permit Deutsche Bank a sufficient amount of time to plan, prepare and institute the necessary arrangements for ICCC to consolidate Deutsche Bank's U.S. mutual fund operations.

     In the near term, ICCC may acquire a controlling interest in DFM, which is currently held through another Deutsche Bank subsidiary. It is possible that the change in direct control of DFM (even though it would remain a Deutsche Bank subsidiary) combined with anticipated additions of current ICCC personnel to DFM, could be deemed an assignment of the current DFM investment advisory agreement. Accordingly, shareholder approval is also sought for a New DFM Investment Advisory Agreement.


The Current DFM Investment Advisory Agreement

     Currently DFM serves as investment manager to the Portfolios pursuant to an Investment Advisory Agreement between DFM and the Portfolios, dated as of July 28, 1997 (the "Current Investment Advisory Agreement"). The Current Investment Advisory Agreement was initially approved by the shareholders of the Series/Portfolios on September 24, 1997. The Current Investment Advisory Agreement was last approved by the Board of Directors and Trustees, including a majority of the Independent Directors and Trustees, on July 12, 1999.


Additional Information on the Current Investment Advisor

     Deutsche Fund Management, Inc. DFM is a registered investment advisor that had under management as of December 31, 1999 approximately $554.6 million, including assets of the Fund and the assets of DFM's other clients. DFM is an indirect wholly owned subsidiary of Deutsche Bank. The principal address of DFM is 31 West 52nd Street, New York, New York 10019 and the principal address of Deutsche Bank is Aktiengesellschaft, Taunusalage 12, D-60262 Frankfurt am Main, Federal Republic of Germany.

     Deutsche Asset Management is an operating unit of Deutsche Bank consisting of ICCC, DFM and other asset management affiliates of Deutsche Bank.

     The following information is provided for each Director and principal executive officer of DFM.

Name, Address and Position with DFM                       Principal Occupation
-------------------------------------   -------------------------------------------------------
Udo Behrenwaldt, Director               o Director, DFM
65719 Germanenstrabe 8                  o Managing Director, DWS
Hofheim, Germany                        o Executive Director, DB Investment Mgmt. S.A.
                                        o Managing Director, DWS Gesellschaft fuer Wertpapier-
                                          sparen mbH

Richard T. Hale, President              o Managing Director, Deutsche Asset Management
1 South Street                          o Managing Director, DB Alex. Brown LLC
Baltimore, Maryland 21202               o Director and President, Investment Company Capital
                                          Corp.

Holger Naumann, Director                o Head of Participations, DWS Gessellschaft fuer
60325 Goiollesttrasse 67                  Wertpapiersparen mbH
Frankfurt, Germany                      o Director, DFM

Ross Youngman, Director                 o Managing Director, Deutsche Asset Management
130 Liberty Street
New York, New York 10006

Daniel O. Hirsch,                       o Director, Deutsche Asset Management
Vice President and Secretary
1 South Street
Baltimore, Maryland 21202

Jim Knell, Treasurer                    o Vice President, Deutsche Asset Management
1 South Street
Baltimore, Maryland 21202

Information on the Proposed Investment Advisor

     Investment Company Capital Corp. ICCC is a registered investment advisor that had under management as of December 31, 1999 approximately $11 billion, including the assets of ICCC's other clients. ICCC is an indirect wholly owned subsidiary of Deutsche Bank AG. The principal address of ICCC is One South Street, Baltimore, Maryland, 21202 and the principal address of Deutsche Bank is Deutsche Bank Aktiengesellschaft, Taunusalage 12, D-60262 Frankfurt am Main, Federal Republic of Germany.

     The following information is provided for each Director and principal executive officer of ICCC. Unless otherwise noted, the address for each is One South Street, Baltimore, Maryland 21202.

Name, Address and Position with ICCC                         Principal Occupation
-----------------------------------------   -----------------------------------------------------
James T. Byrne, Jr., Secretary              o Corporate Secretary, DB Alex. Brown LLC

Richard T. Hale, Director and President     o Managing Director, Deutsche Asset Management
                                            o Managing Director, DB Alex. Brown LLC
                                            o Director and President, Investment Company Capital
                                              Corp.

Margaret-Mary V. Preston, Director          o Managing Director, DB Alex. Brown LLC

Mayo A. Shattuck III, Director              o Co-CEO and Chairman, DB Alex. Brown LLC

Truman T. Semans, Director                  o Vice Chairman, Brown Investment Advisory & Trust
Furness House                                 Company
19 South Street
Baltimore, Maryland 21202

Edward J. Veilleux, Executive Vice          o Director, Deutsche Asset Management
  President

The New Investment Advisory Agreements

     The New DFM Investment Advisory Agreement is identical to the Current Investment Advisory Agreement with the exception of the dates of execution, effectiveness and initial term.

     The New ICCC Investment Advisory Agreement contains the following provisions that differ from those of the Current Investment Advisory Agreement:

    o The parties, dates of execution, effectiveness, initial term and termination notice period are different.

    o ICCC is permitted to delegate its investment management duties to other affiliates, subject (if required by the 1940 Act) to the approval of the Trustees and unitholders of the Portfolios.

    o ICCC may provide additional services not otherwise required under the New Investment Advisory Agreement upon request of the Flag Portfolios' Board. ICCC will be entitled to payment for such additional services as authorized by the Board.

    o ICCC is permitted to delegate its non-advisory services to third parties that it supervises. ICCC is responsible for compensating such third parties for their services.

     The terms of the New Investment Advisory Agreements are summarized below and are qualified by reference to Exhibit A. In the following discussion the term "Advisor" refers to each of DFM and ICCC.

     The New Investment Advisory Agreements between the Portfolios and DFM or ICCC, as applicable, provide that the Advisor, in return for its fee, will (a) manage or appoint a sub-advisor to manage the investment operations of the Portfolios in accordance with each Portfolio's respective objective and policies; (b) provide certain supervisory and administrative services to the Portfolios in connection with negotiating, maintaining, evaluating and coordinating contractual arrangements with third-party service providers; (c) pay all expenses including personnel costs and overhead, incurred by it in connection with the performance of its obligations under the agreement and extraordinary expenses and shall pay the salaries of any Trustees or officers of the Portfolios who are affiliated persons of the Advisor; and (d) review all registration statements, amendments thereto and other documents as may be required for compliance by the Portfolios. However, the Advisor shall not be deemed to assume any duties under the agreement with respect to any duties or functions specifically assumed by any administrator, fund accounting agent, custodian, private placement agent or transfer agent to the Portfolios.

     Advisory Fees. The investment advisory fee as a percentage of net assets payable by the Portfolios will be the same under the New Investment Advisory Agreements as under the Current Investment Advisory Agreement.

     Under the New Investment Advisory Agreements, the Portfolios pay the Advisor an annual fee based on the Portfolios' respective average daily net assets. This fee is calculated and accrued daily and the amounts of the daily accruals shall be paid monthly, at the annual rate for each Portfolio listed below. The Advisor may, from time to time, voluntarily waive a portion of its management fee to preserve or enhance the performance of the Portfolios.

                                                                           Gross Fee
                                                                          Paid to DFM
                                                             Annual       (fiscal year
Portfolio                                                     Rate       ended 8/31/99)
---------                                                  ----------   ---------------
Flag Investors Top 50 World (US Dollar)                    1.00%            $153,724
Flag Investors Top 50 Europe (US Dollar)                   1.00%            $272,729
Flag Investors Top 50 Asia (US Dollar)                     1.00%            $389,911
Flag Investors Provesta (US Dollar) (European Mid-Cap)     0.85%            $188,736
Flag Investors Japanese Equity (US Dollar)                 0.85%            $ 54,632
Flag Investors Top 50 US (US Dollar)                       0.85%            $210,939
Flag Investors US Money Market (US Dollar)                 0.15%            $374,550

     The services of the Advisor are not to be deemed exclusive, and the Advisor is free to render investment management and corporate administrative or other services to others (including other investment companies), and to engage in other activities, so long as its services under the agreement are not impaired thereby. The Advisor's officers or directors may serve as officers or trustees of the Portfolio, and the Portfolio's officers or trustees may serve as officers or directors of the Advisor, to the extent permitted by law. In addition, the Advisor is obligated to pay expenses associated with providing the services contemplated by the New Investment Advisory Agreement. The Portfolios bear certain other expenses including the fees of the Portfolios' Board.

     ICCC is the investment advisor for other investment companies ("Similar Funds") with investment objectives and strategies that are similar to certain of the Portfolios. The following table identifies each such Similar Fund and Portfolio, and the advisory fee paid to ICCC.



                                                            Advisory
Similar Fund                               Assets (1)       Fee (2)               Portfolio
------------                               ----------       --------              ---------
Deutsche Bank Alex. Brown Cash         $5,475,933,761      0.26%       Flag Investors US Money Market
Reserve Fund, Inc. -- Prime Series                                     (US Dollar)

Equity Partners Fund, Inc.             $  464,827,346      0.77%       Flag Investors Top 50 US
                                                                       (US Dollar)

----------------
(1) As of December 31, 1999.

(2) As a percentage of daily net assets for the most recently completed fiscal year.

     In addition, the New ICCC Investment Advisory Agreement contains additional provisions to permit ICCC to delegate its advisory duties to other affiliates and to delegate its non-advisory services to third parties that it supervises. These changes are incorporated in Sections 4 and 5 of the New ICCC Investment Advisory Agreement contained in Exhibit A.

     Following the expiration of its initial two-year term, each of the New Investment Advisory Agreements continues in full force and effect from year to year, provided that such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act.

     The New Investment Advisory Agreements may be terminated (1) at any time, and without any penalty, by vote of a majority of all the Trustees of the Portfolios, or by vote of a majority of the Portfolios' outstanding voting securities, on 60 days' written notice to the Advisor or (2) by the Advisor, at any time without the payment of a penalty, on 90 days' notice (for the New DFM Advisory Agreement) or on 60 days' notice (for the New ICCC Advisory Agreement) to the Portfolios. The Agreements automatically and immediately terminate in the event of assignment.

     The New Investment Advisory Agreements obligate the Advisor to use the same skill and care in the management of each Portfolio's investments as it uses in the administration of other accounts for which it has investment responsibility as agent, but the Advisor shall not be liable for any error in judgment or mistake of law or for any loss or expense suffered by the Portfolios in connection with the matters to which the Agreement relates, except a loss or expense resulting from willful misfeasance, bad faith or gross negligence on its part or in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement.

     Board Considerations. The Boards held a meeting on January 31, 2000, at which the Boards, including the Independent Trustees and Directors, unanimously approved the New Investment Advisory Agreements and recommended the New Investment Advisory Agreements for approval by the shareholders of the

Portfolio/Fund. In evaluating the New Investment Advisory Agreements, the Boards based their determination primarily on their conclusion that there would be a high degree of continuity of services to the Portfolios and took into account that the Current Investment Advisory Agreement and the New Investment Advisory Agreements, including their terms relating to the services to be provided thereunder and the fees and expenses payable by the Fund, are substantially identical. The Board further considered how the New ICCC Investment Advisory Agreement could help simplify the organizational structure of Deutsche Bank's U.S. mutual fund operations, enhance the efficiency of its administration and promote consistency of internal controls, compliance and regulatory oversight.

     The Boards were informed that pursuant to Sections 15(a) and 2(a)(4) of the 1940 Act, the change in control of DFM may be deemed an assignment of the Current Investment Advisory Agreement and, therefore, would necessitate the implementation of a New DFM Investment Advisory Agreement.

     The Boards were apprised that the possible deferral in implementing the New ICCC Investment Advisory Agreement may be needed to permit Deutsche Bank a sufficient amount of time to plan, prepare and institute the necessary arrangements for ICCC to consolidate Deutsche Bank's U.S. mutual fund operations. The Advisor also emphasized to the Boards that the New ICCC Investment Advisory Agreement would be implemented only upon the approval of the Independent Trustees and Directors, based on information they then deemed adequate and necessary to consider these arrangements.

     After consideration of the above factors and such other factors and information that the Boards deemed relevant, the Boards, including the Independent Trustees and Directors, unanimously approved the New Investment Advisory Agreements and voted to recommend their approval to the shareholders.

     Additional Information. On March 11, 1999, Bankers Trust, a separate subsidiary of Bankers Trust Corporation, announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and early 1996. ICCC became an affiliate of Bankers Trust, and Deutsche Bank acquired Bankers Trust Corporation, after these events took place. Bankers Trust Company plead guilty to misstating entries in the bank's books and records and agreed to pay a $63.5 million fine to state and federal authorities. On July 26, 1999, the federal criminal proceedings were concluded with Bankers Trust Company's formal sentencing. The events leading up to the guilty pleas did not arise out of the investment advisory or management activities provided by DFM to the Portfolios or the proposed management activities, which would be provided by ICCC.

     As a result of the pleas, absent an order from the SEC, neither DFM nor ICCC would be able to continue as Advisor. The SEC granted Bankers Trust a temporary order to permit Bankers Trust and its affected affiliates to continue to provide investment advisory services to registered investment companies. There is no assurance that the SEC will grant a permanent order.

    Therefore, after careful consideration, the Boards, including the Independent Directors and Trustees of each, recommend that the respective shareholders of the Series and the Flag Portfolios vote "FOR" the approval of the New Investment Advisory Agreements in Proposals 3A and 3B.


PROPOSAL 4a: To approve new Investment Sub-Advisory Agreements on behalf of Flag
             Investors Top 50 World, Top 50 Europe, Top 50 Asia, Provesta and Japanese Equity Portfolios (US Dollar) Between DWS International Portfolio Management GmbH and:

             (i) Deutsche Fund Management, Inc.
             (ii) Investment Company Capital Corp.


PROPOSAL 4b: To approve new Investment Sub-Advisory Agreements on behalf of Flag
             Investors Top 50 US Portfolio (US Dollar) Between Deutsche Asset Management, Inc. and

             (i) Deutsche Fund Management, Inc.
             (ii) Investment Company Capital Corp.


PROPOSAL 4c: To approve new Investment Sub-Advisory Agreements on behalf of Flag
             Investors US Money Market Portfolio (US Dollar) Between Bankers Trust Company and:

             (i) Deutsche Fund Management, Inc.
             (ii) Investment Company Capital Corp.

General Information

     As discussed previously, the Boards have approved implementing New Investment Advisory Agreements between the Portfolios and DFM as well as replacing DFM with ICCC. Therefore, New Investment Sub-Advisory Agreements with respect to the Portfolios will also be required upon the restructuring of DFM and upon the ultimate replacement of DFM with ICCC. The implementation of the New ICCC Investment Advisory Agreement, and thus, the New Investment Sub-Advisory Agreement with ICCC, may be deferred to permit Deutsche Bank a sufficient amount of time to plan, prepare and institute the necessary arrangements for the consolidation of Deutsche Bank's U.S. mutual fund operations.

     In line with its efforts to consolidate the operations of its U.S. mutual funds business, Deutsche Bank has decided that Deutsche Bank Investment Management, Inc. ("DBIM"), the current sub-advisor to the Top 50 US Portfolio and the US Money Market Portfolio, will no longer provide investment advice to the U.S. mutual funds but will focus its efforts on advising bank clientele. As such, it is proposed that Deutsche Asset Management, Inc. ("DeAM Inc.") and Bankers Trust, other investment advisory subsidiaries of Deutsche Bank, will assume the sub-advisory services for the Top 50 US Portfolio and US Money Market Portfolio, respectively. The following table lists the current and proposed investment sub-advisors for the Portfolios.

                                                              Current          Proposed
Portfolio                                                   Sub-Advisor       Sub-Advisor
---------                                                   -----------       -----------
Flag Investors Top 50 World (US Dollar)                      DWS             DWS
Flag Investors Top 50 Europe (US Dollar)                     DWS             DWS
Flag Investors Top 50 Asia (US Dollar)                       DWS             DWS
Flag Investors Provesta (US Dollar) (European Mid-Cap)       DWS             DWS
Flag Investors Japanese Equity (US Dollar)                   DWS             DWS
Flag Investors Top 50 US (US Dollar)                         DBIM            DeAM Inc.
Flag Investors US Money Market (US Dollar)                   DBIM            Bankers Trust

The Current Investment Sub-Advisory Agreement

     The current Investment Sub-Advisory Agreement among DFM, DWS and DBIM is dated as of July 28, 1997 (the "Current Investment Sub-Advisory Agreement"). It was initially approved by the shareholders of the Portfolios on September 24, 1997, and was last approved by the Flag Portfolios' Board of Trustees, including a majority of the Independent Trustees, on July 12, 1999.


The New Investment Sub-Advisory Agreements

     The New Investment Sub-Advisory Agreements are identical to the Current Investment Sub-Advisory Agreement with the exception of the parties, dates of execution, effectiveness, initial term and an additional provision that allows the Advisor, with the approval of the Independent Trustees, to adjust the portion of the assets managed and the fees paid to the sub-advisor. The New Investment Sub-Advisory Agreement initially will be among DFM as Investment Advisor and DWS, DeAM Inc. and Bankers Trust (each a "Sub-Advisor"). Upon replacement of DFM with ICCC as Investment Advisor, a New Investment Sub-Advisory Agreement among ICCC as Investment Advisor and each Sub-Advisor will be implemented. The Boards have approved implementing the New Investment Sub-Advisory Agreements. The terms of the New Investment Sub-Advisory Agreements are summarized below and are qualified by reference to Exhibit B.

     The New Investment Sub-Advisory Agreements provide that the Sub-Advisor, in return for its fee, will (a) manage the investment operations of the Portfolios in accordance with each applicable Portfolio's respective objective and policies; (b) furnish a continuous investment program for each applicable Portfolio; (c) determine the securities or other investments to be purchased, sold or lent by the applicable Portfolios and as agent of the Portfolios, and effect portfolio transactions pursuant to its determinations; and (d) maintain a set of books and records with respect to each applicable Portfolio's securities transactions. However, the Sub-Advisor shall not be deemed to assume any duties under the agreement to make any business, operational or management decisions on behalf of the Portfolios other than with respect to the investment operations and composition of an applicable Portfolio's holdings of securities and other investments.

     Investment Sub-Advisory Fees. The investment sub-advisory fee as a percentage of net assets payable to the Sub-Advisor will be the same under the New Investment Sub-Advisory Agreements as under the Current Investment Sub-Advisory Agreement. The annual fee is based on the Fund's average daily net assets. This fee is calculated and accrued daily and paid at the end of each calendar month, at the following annual rates.

     Portfolio                                                  Annual Rate
     ---------                                                  -----------
     Flag Investors Top 50 World (US Dollar)                        0.75%
     Flag Investors Top 50 Europe (US Dollar)                       0.75%
     Flag Investors Top 50 Asia (US Dollar)                         0.75%
     Flag Investors Provesta (US Dollar) (European Mid-Cap)         0.60%
     Flag Investors Japanese Equity (US Dollar)                     0.60%
     Flag Investors Top 50 US (US Dollar)                           0.60%
     Flag Investors US Money Market (US Dollar)                   0.1125%

     The Advisor may, with the approval of the Sub-Advisor and Independent Directors and Trustees, from time to time adjust the duties of the Sub-Advisor, the portion of Portfolio assets that such Sub-Advisor shall manage and the fees to be paid the Sub-Advisor by the Advisor.

     The services of the Sub-Advisor are not to be deemed exclusive, and the Sub-Advisor is free to render investment advisory services and to engage in other activities, so long as its services under the agreement are not impaired thereby.

     Following the expiration of its initial two-year term, each of the New Investment Sub-Advisory Agreements continues in full force and effect from year to year, provided that such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act.

     The New Investment Sub-Advisory Agreements may be terminated, without the payment of any penalty, with respect to any Portfolio (a) by the Advisor; (b) by the Portfolios upon a vote of the Portfolios' Board of Trustees, or by a vote of a majority of a Portfolio's or all Portfolios' (as the case may be) outstanding voting securities on 60 days' written notice to the Sub-Advisor or
(c) by the Sub-Advisor, without the payment of any penalty on 90 days' written notice (for the sub-advisory agreement with DFM) or 60 days' written notice (for the sub-advisory agreement with ICCC) to the Advisor and the Portfolios. The agreement automatically and immediately terminates in the event of its assignment.

     The New Investment Sub-Advisory Agreements obligate the Sub-Advisor to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits to ensure the accuracy of all services performed under the agreement, but the Sub-Advisor is not liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of Sub-Advisor or its officers, directors or employees or reckless disregard by the Sub-Advisor of its duties under the agreement.


Board Considerations

     The Boards held a meeting on January 31, 2000, at which the Boards, including the Independent Directors and Trustees, approved the New Investment Sub-Advisory Agreements for each Portfolio and recommended the New Investment Sub-Advisory Agreements for approval by the shareholders of the Portfolios and the Funds. In evaluating the New Investment Sub-Advisory Agreements, the Boards considered substantially the same factors that led them to approve the New Advisory Agreements, particularly the continuity of services. In this regard, the Boards took into account that the Current Investment Sub-Advisory Agreement and the New Investment Sub-Advisory Agreements, including their terms relating to the services to be provided thereunder by each Sub-Advisor and the fees and expenses, are identical except for the parties involved and the dates.

     The Boards were apprised that the New Investment Sub-Advisory Agreement between DFM and each Sub-Advisor would be implemented upon shareholder approval and that a New Investment Sub-Advisory Agreement between ICCC and each Sub-Advisor will be needed upon the implementation of the New Advisory Agreement with ICCC. The deferral of the New Investment Advisory Agreement with ICCC may be needed to permit Deutsche Bank a sufficient amount of time to plan, prepare and institute the necessary arrangements for the consolidation of Deutsche

Bank's U.S. mutual fund operations. The Advisor also emphasized to the Boards that the New Investment Sub-Advisory Agreement with ICCC would be implemented only upon the approval of the Independent Trustees and Directors, based on information they then deemed adequate and necessary to consider these arrangements.


Additional Information on Each Sub-Advisor

     Deutsche Bank Investment Management Inc. DBIM is a registered investment advisor. For the fiscal year ended August 31, 1999, DFM paid DBIM an aggregate fee of $388,069 for investment advisory services, of which $107,156 was for the Top 50 US Portfolio and $280,913 was for the US Money Market Portfolio. The names, business addresses and principal occupations of the current directors and executive officers of DBIM are set forth below. Except as otherwise indicated, the business address of the individuals named below is 31 West 52nd Street, New York, NY 10019.

Name and Address         Principal Occupation
----------------         --------------------
Kenneth J. Tarr          o Chairman of the Board, Deutsche Bank Investment Management Inc.
                         o Executive Vice President, Deutsche Bank, AG

Hanspeter Ackermann      o Managing Director and Chief Investment Officer, Deutsche Bank
                           Investment Management Inc.
                         o Managing Director, Deutsche Bank Securities Inc.

Douglas H. Lemmonds      o Managing Director and Director, Deutsche Bank Investment
                           Management Inc.
                         o President and Chief Operating Officer, Deutsche Bank Trust
                           Company
                         o Managing Director, Deutsche Bank AG

Michael C. Lowengrub     o Treasurer, Deutsche Bank Investment Management Inc.
                         o Treasurer, Deutsche Fund Management, Inc.
                         o Treasurer, Deutsche Bank Trust Company
                         o Director, Deutsche Bank AG

Mary N. Owen             o Managing Director and Chief Compliance Officer, Deutsche Bank
                           Investment Management Inc.
                         o Managing Director and Chief Compliance Officer, Deutsche Bank
                           Securities Inc.

Robert R. Gambee         o Secretary, Deutsche Bank Investment Management Inc.
                         o Assistant Secretary, DB New World Fund Limited
                         o Chief Operating Officer and Secretary, The Germany Fund Inc.,
                           The Central European Equity Fund Inc. and
                           The New Germany Fund Inc.

     DWS International Portfolio Management GmbH. DWS is a registered investment advisor. For the fiscal year ended August 31, 1999, DFM paid DWS an aggregate fee of $162,352 for investment advisory services. This fee was allocated among the applicable Portfolios as follows:

                                                               Gross Fee Paid to DWS
Portfolio                                                   (Fiscal year ended 8/31/99)
---------                                                   ---------------------------
Flag Investors Top 50 World (US Dollar)                              $23,057
Flag Investors Top 50 Europe (US Dollar)                             $47,461
Flag Investors Top 50 Asia (US Dollar)                               $57,526
Flag Investors Provesta (US Dollar) (European Mid-Cap)               $26,595
Flag Investors Japanese Equity (US Dollar)                           $ 7,713

     The following information is provided for each director and principal executive officer of DWS. Unless otherwise indicated, the business address of the individuals named below is Gruenebergweg 113-115, D-60323 Frankfurt am Main, Federal Republic of Germany.

Name                     Principal Occupation
----                     --------------------
Udo Behrenwaldt          o Managing Director, DWS
                         o Director, Deutsche Fund Management, Inc.
                         o Managing Director, DWS Deutsche Gesellschaft fuer
                           Wertpapiersparen mbH
                         o Executive Director, DB Investment Management S.A.

Axel-Guenter Benkner     o Managing Director, DWS
                         o Managing Director, Deutsche Vermoegensbildungsgesellschaft mbH
                         o Managing Director, DWS Deutsche Gesellschaft fuer
                           Wertpapiersparen mbH

Heinz-Wilhelm Fesser     o Senior Portfolio Manager, DWS
                         o Head of Fixed Income, DWS Deutsche Gesellschaft fuer
                           Wertpapiersparen mbH

Matthias Geuckler        o Chief Compliance Officer, DWS
                         o Chief Compliance Officer, DWS Deutsche Gesellschaft fuer
                           Wertpapiersparen mbH

Klaus Kaldemorgen        o Senior Portfolio Manager, DWS
                         o Head of Equities-Global, DWS Deutsche Gesellschaft fuer
                           Wertpapiersparen mbH

Klaus Martini            o Senior Portfolio Manager, DWS
                         o Head of Equities-Europe, DWS Deutsche Gesellschaft fuer
                           Wertpapiersparen mbH

Gerhard Seifreid         o Chief Operations Officer, DWS
                         o Head of Fund Administration, DWS Deutsche Gesellschaft fuer
                           Wertpapiersparen mbH

Name                     Principal Occupation
----                     --------------------
Christian Strenger       o Managing Director, DWS
                         o Managing Director/Spokesman, DWS Deutsche Gesellschaft fuer
                           Wertpapiersparen mbH

Reinhold Volk            o Chief Financial Officer, DWS
                         o Head of Controlling, DWS Deutsche Gesellschaft fuer
                           Wertpapiersparen mbH

Elisabeth Weisenhorn     o Senior Portfolio Manager, DWS
                         o Head of Equities-Germany, DWS Deutsche Gesellschaft fuer
                           Wertpapiersparen mbH

     Deutsche Asset Management, Inc. DeAM Inc. is a registered investment advisor. The names, business addresses and principal occupations of the current directors and principal executive officers of DeAM Inc. are set forth below. Except as otherwise indicated, the business address of the individuals named below is 885 Third Avenue, 32nd Floor, New York, NY 10022 and their positions at DeAM Inc. constitute their principal occupation.


Name and Address              Principal Occupation
---------------------------   ---------------------------------------------------------------------
Richard Marin                 o President and Director, Deutsche Asset Management, Inc.
280 Park Avenue               o Managing Director, Deutsche Bank, AG
New York, NY 10017

David Westover Baldt          o Executive Vice President and Director, Deutsche Asset Management,
                                Inc.
                              o Director, Morgan Grenfell Asset Management Ltd.
                              o Vice President, Bankers Trust Company

Audrey Mary Theresa Jones     o Executive Vice President, Portfolio Manager and Director, Deutsche
                                Asset Management, Inc.

Robert H. Smith               o Chairman and Director, Deutsche Asset Management Inc.
                              o Chief Executive Officer, Morgan Grenfell Asset Management
                              o Chairman and Chief Executive Officer, Morgan Grenfell
                                Development Capital

Steven Schneider              o Director and Vice President, Deutsche Asset Management, Inc.

     Bankers Trust. Bankers Trust is a United States commercial bank and is regulated by the New York State Banking Department. The names, business addresses and principal occupations of the current directors and chief executive officer of Bankers Trust are set forth in the next chart.

Name and Address               Principal Occupation
----------------------------   ----------------------------------------------------------------
Josef Ackermann                o Chairman of the Board, Chief Executive Officer and President,
Deutsche Bank AG                 Bankers Trust Company
Taunusanlage 12                o Member, Board of Managing Directors, Deutsche Bank AG.
D-60262 Frankfurt am Main
Federal Republic of Germany

Hans Angermueller              o Director, Bankers Trust
Shearman & Sterling            o Director of various corporations
599 Lexington Avenue           o Shearman & Sterling, of counsel
New York, NY 10022

George B. Beitzel              o Director, Bankers Trust
29 King Street                 o Director of various corporations
Chappaqua, NY 10514-3432

William R. Howell              o Director, Bankers Trust
J.C. Penny Company, Inc.       o Chairman Emeritus, J.C. Penney Company, Inc.
P.O. Box 10001                 o Director of various corporations
Dallas, TX 75301-1109

Hermann-Josef Lamberti         o Director, Bankers Trust
Deutsche Bank, AG              o Member, Board of Managing Directors, Deutsche Bank AG.
Taunusanlage 12
D-60262 Frankfurt am Main
Federal Republic of Germany

John A. Ross                   o Director, Bankers Trust
Deutsche Bank                  o Regional Chief Executive Officer, Deutsche Bank Americas
31 West 52nd Street              Holding Corp.
New York, NY 10019

Ronaldo H. Schmitz             o Director Bankers Trust
Deutsche Bank AG               o Member, Board of Managing Directors, Deutsche Bank AG
Taunusanlage 12
D-60262 Frankfurt am Main
Federal Republic of Germany


    Therefore, after careful consideration, the Boards, including the Independent Directors and Trustees of each, recommend that the respective shareholders of the Series and the Flag Portfolios vote "FOR" the approval of the New Investment Advisory Agreements in Proposals 4A, 4B and 4C.


ADDITIONAL INFORMATION

Directors and Executive Officers of the Fund and the Portfolios

     Information about the Fund's and the Portfolios' current Directors and Trustees and principal executive officers is set forth in the next chart. Each officer of the Fund and the Portfolios will hold such office until the respective Board of Directors and Trustees has elected a successor. Directors and Trustees and officers of the Fund and the Portfolios are also directors and officers of some or all of the other investment companies managed, administered or advised by ICCC or its affiliates.

                                                                                           Shares
Name, Position and                                                                         Beneficially
Term With the             Birth       Business Experience During                           Owned as of
Fund/Portfolio            Date        the Past Five Years                                  12/31/99
-----------------------   ---------   --------------------------------------------------   -------------
Richard R. Burt            2/3/47     See information provided under Proposal 1.           None*
  Director/Trustee
  Since 1998

Edward C. Schmults        2/16/31     Director, Green Point Financial Corp., BT            None*
  Director/Trustee                    Insurance Funds Trust, the Germany Fund, Inc.
  Since inception                     and The Central European Equity Fund, Inc.;
                                      Chairman of the Board, The Edna McConnell
                                      Clark Foundation. Formerly, Senior Vice President
                                      -- External Affairs and General Counsel, GTE
                                      Corporation, 1984-1994.

Werner Walbrol            8/28/37     President and Chief Executive, German American       None*
  Director/Trustee                    Chamber of Commerce, Inc.; President, European
  Since inception                     American Chamber of Commerce; Member,
                                      United States German Youth Exchange Council;
                                      Director, TUV Rheinland of North America, Inc.,
                                      the Germany Fund, Inc. DB New York World Fund,
                                      Limited and LDC, The Central European Equity
                                      Fund, Inc. and BT Insurance Funds; President and
                                      Director, German American Partnership Program.

Robert H. Wadsworth       1/29/40     See information provided under Proposal 1.           None*
  Director/Trustee
  Since inception

Robert R. Gambee          8/26/42     Director, Deutsche Bank Securities, Inc.; Chief      None*+
  Secretary                           Operating Officer and Secretary, The Germany
  Since inception                     Fund, Inc., The Central European Equity Fund,
                                      Inc. and The New Germany Fund, Inc. (since
                                      1997); Secretary, Deutsche Bank Investment
                                      Management, Inc.

Amy M. Olmert             5/14/63     Vice President, Deutsche Asset Management since      None*
  Assistant Secretary                 1999; and Vice President, DB Alex. Brown LLC
  Since 1999                          (formerly BT Alex. Brown Incorporated), 1997-
                                      1999. Formerly, Senior Manager, Coopers &
                                      Lybrand L.L.P. (now PricewaterhouseCoopers
                                      LLP), 1992-1997.

Joseph Parascondola        6/5/63     Assistant Vice President, Deutsche Fund              None*
  Treasurer                           Management, Inc. Formerly, Assistant Vice
  Since 1999                          President and Assistant Manager, Weiss, Peck &
                                      Greer L.L.C., 1995-1998; and Mututal Fund
                                      Accounting Manager, Concord Financial Group
                                      1991-1995.

Daniel O. Hirsch          3/27/54     Director, Deutsche Asset Management since 1999;      None*
  Assistant Secretary                 and Principal, DB Alex. Brown LLC (formerly BT
  Since 1999                          Alex. Brown Incorporated), 1998-1999. Formerly,
                                      Assistant General Counsel, United States
                                      Securities and Exchange Commission, 1993-1998.

* As of December 31, 1999, the Directors and Trustees and officers of the Fund and Portfolios as a group beneficially owned an aggregate of less than 1% the Fund/Portfolios.
+ As of December 31, 1999, Mr. Gambee owned 400 shares of Deutsche Bank, the parent company of DFM, ICCC, DWS, DBIM and Bankers Trust.

Principal Underwriter

     ICC Distributors, Inc, located at Two Portland Square, Portland, Maine, 04104, acts as the Fund's principal underwriter and the Portfolio's exclusive placement agent.


Portfolio Transactions

     For the fiscal year ended, August 31, 1999, DBIM directed brokerage transactions to certain brokers due to research services they provided. The total amount of these transactions directed by DBIM was $168,093,236 for which the Portfolios paid $89,992 in brokerage commissions.

     On August 31, 1999, the Portfolios (including the Investa, Global Bond and European Bond Portfolios that closed and liquidated) owned securities of the following regular broker/dealers: $388,050, Merrill Lynch & Co., Inc.; and $2,564,249, Nomura Securities Co., Ltd.

     For the fiscal year ended August 31, 1999, the Portfolios (including the Investa, Global Bond and European Bond Portfolios that closed and liquidated) paid $13,670 in brokerage commissions to Deutsche Bank AG, an affiliated broker, which represents 2.60% of the aggregate brokerage commissions paid and 22.81% of the aggregate principal amount of trades by affiliated brokers.

     For the fiscal year ended August 31, 1999, the Portfolios (including the Investa, Global Bond and European Bond Portfolios that closed and liquidated) paid $6,781 in brokerage commissions to Deutsche Bank Securities, New York, an affiliated broker, which represents 1.29% of the aggregate brokerage commissions paid and 1.38% of the aggregate principal amount of trades by affiliated brokers.

     For the fiscal year ended August 31, 1999, and 1998, the Portfolios (including the Investa, Global Bond and European Bond Portfolios that closed and liquidated) paid $69,541 in brokerage commissions to Deutsche Morgan Grenfell, an affiliated broker, which represents 13.21% of the aggregate brokerage commissions paid and 26.69% of the aggregate principal amount of trades by affiliated brokers.


Independent Accountants

     PricewaterhouseCoopers LLP, located at 1177 Avenue of the Americas, New York, New York 10036, are the independent accountants for the Fund and the Portfolios for the fiscal year ending August 31, 2000.


Beneficial Ownership of Shares of the Fund

     Annex I attached hereto sets forth information as of the Record Date regarding the beneficial ownership of the Series' shares by the only persons known by each

Series to beneficially own more than five percent of the outstanding shares of the Series. To the knowledge of Fund management, as of the Record Date, no other person beneficially owned 5% or more of the outstanding shares of the Fund.


Submission of Shareholder Proposals

     The Fund is incorporated under the laws of the State of Maryland. Under Maryland General Corporation Law, a corporation registered under the 1940 Act, such as the Fund, is not required to hold an annual meeting in any year in which the election of Directors is not required to be acted upon under the 1940 Act. The Fund has availed itself of this provision and achieves cost savings by eliminating printing costs, mailing charges and other expenses involved in routine annual meetings.

     Even with the elimination of routine annual meetings, the Board of Directors may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act, or as required or permitted by the Articles of Incorporation and By-Laws of the Fund. As described above, shareholder meetings will be held, in compliance with the 1940 Act, to elect Directors under certain circumstances. Shareholder meetings may also be held by the Fund for other purposes, including to approve investment policy changes, a new investment advisory agreement, a new investment sub-advisory agreement or other matters requiring shareholder action under the 1940 Act.

     A meeting may also be called by shareholders holding at least 10% of the shares entitled to vote at the meeting for the purpose of voting upon the removal of Directors. Upon written request by ten or more shareholders, who have been shareholders for at least six months and who hold shares constituting at least 1% of the outstanding shares, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Director, the Fund has undertaken to provide a list of shareholders or to disseminate appropriate materials. In addition, Maryland General Corporation Law provides for the calling of a special meeting by the written request of shareholders holding at least 25% of the shares entitled to vote at the meeting.

     Shareholders who wish to present a proposal for action at the next meeting or suggestions as to nominees for the Board of Directors should submit the proposal or suggestions to be considered to the Fund within a reasonable time in advance of any such meeting for inclusion in the Fund's proxy statement and form of proxy for such meeting as is held. The Nominating Committee of the Board of Directors will give consideration to shareholder suggestions as to nominees for the Board of Directors.


Required Vote

     Approval of Proposal 1 requires the affirmative vote of a plurality of all votes cast at the Meeting, provided that a majority of the shares entitled to vote are present in person or by Proxy at the Meeting. Because abstentions and broker non-votes are not treated as shares voted, abstentions and broker non-votes will have no impact on Proposal 1.

     Approval of Proposal 2 as to a Series requires the affirmative vote of a majority of the votes cast in person or by proxy at the Meeting for that Series and its corresponding Portfolio. Because abstentions and broker non-votes are not treated as shares voted, abstentions and broker non-votes will have no impact on Proposal 2.

     Approval of Proposals 3a, 3b, 4a(i), 4a(ii), 4b(i), 4b(ii) and 4c(i) and 4c(ii) require the affirmative vote of a majority of the outstanding voting securities of that Fund. As defined in the 1940 Act, the vote of a "majority of the outstanding voting securities" of a Fund means the vote of (i) 67% or more of the Fund's outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

     Abstentions and "broker non-votes" will not be counted for or against the Proposals but will be counted for purposes of determining whether a quorum is present. Abstentions will be counted as votes present for purposes of determining a "majority of the outstanding voting securities" present at the Meeting and will therefore have the effect of counting against Proposals 3, 4a(i), 4a(ii), 4b(i), 4b(ii) and 4c(i) and 4c(ii).


Other Matters

     No business other than the matters described previously is expected to come before the Meeting, but should any matter incident to the conduct of the Meeting or any question as to an adjournment of the Meeting arise, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interest of the Fund.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE ANNUAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO VOTE BY MAIL, TELEPHONE OR INTERNET AS EXPLAINED IN THE INSTRUCTIONS INCLUDED ON THE PROXY CARD.


                                                       By Order of the
                                                       Directors,
[GRAPHIC OMITTED]

                                                       Amy M. Olmert
                                                       Assistant Secretary

Date: February 25, 2000

                                                                      EXHIBIT A


             Form of Current and New Investment Advisory Agreement
                        Flag Investors Portfolios Trust
                  INVESTMENT MANAGEMENT [ADVISORY](1) AGREEMENT


     Agreement, made as of _________, 20_____, between Flag Investors Portfolios Trust (formerly Deutsche Portfolios), a trust organized under New York law (the "Trust"), and Deutsche Fund Management, Inc., [Investment Company Capital Corp.,] a Delaware [Maryland] corporation (the "Investment Manager" ["Adviser"]), registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act").


                             W I T N E S S E T H:


     WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and consists on the date hereof of the seven sub-trusts listed on Schedule A to this Agreement (each such sub-trust, together with each other sub-trust of the Trust hereafter established by the Trustees of the Trust and made subject to this Agreement in accordance with Section 13 hereof, individually a "Portfolio" and, collectively, the "Portfolios"); and

     WHEREAS, the Board of Trustees of the Trust desires to retain the Investment Manager [Adviser] to render various investment management services to each Portfolio, and the Investment Manager [Adviser] is willing to render such services;

     NOW, THEREFORE, in consideration of the premises and mutual promises hereinafter set forth, the parties hereto agree as follows:

     1. The Trust hereby appoints the Investment Manager [Adviser] to act as investment manager [adviser] to each of the Portfolios for the period and the terms set forth in this Agreement, with the understanding that it may appoint a [sub-] adviser to perform certain services relating to the management of the investment operations of the Portfolios as set forth in Section 4. The Investment Manager [Adviser] accepts such appointment and agrees to render or provide the services herein set forth, for the compensation herein provided.

     2. The activities of the Investment Manager [Adviser] or any [sub-] adviser appointed hereunder shall at all times be subject to the supervision of the Trustees of the Trust.


----------------
(1) The language of this agreement applies to the version of the agreement that will take effect following stockholder approval. The bracketed alternative language applies to the version that will take effect at such time as Investment Company Capital Corp. becomes Investment Adviser, within two years of such stockholder approval.

     3. The Investment Manager [Adviser] shall manage, or appoint a [sub-] adviser to manage, the investment operations of the Portfolios and the composition of each Portfolio's holdings of securities and investments, including cash, the purchase, retention and disposition thereof and agreements relating thereto, in accordance with such Portfolio's investment objectives and policies as stated in the Registration Statement (as defined in paragraph 6(d) of this Agreement). The Investment Manager [Adviser], or in case it appoints a [sub-] adviser, such [sub-] adviser, shall perform such services (the person performing such services being referred to herein as the "[Sub-] Adviser" subject to the following understandings:

         (a) The [Sub-] Adviser in the performance of its duties and obligations under this Agreement, shall act in conformity with the Declaration of Trust and By-Laws of the Trust and the Registration Statement and with the instructions and directions of the Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations;

         [(b) the Adviser shall furnish a continuous investment program for each Portfolio and determine from time to time what securities, instruments and other investments, including futures contracts, will be purchased, retained, sold or lent by such Portfolio, and what portion of the assets will be invested or held uninvested as cash;(2)]

         (b) the [Sub-] Adviser shall use the same skill and care in the management of each Portfolio's investments as it uses in the administration of other accounts for which it has investment responsibility as agent;

         (c) the [Sub-] Adviser shall determine the securities or other investments to be purchased, sold or lent by each Portfolio and as agent for each Portfolio will effect portfolio transactions pursuant to its determinations either directly with the issuer or with any broker and/or dealer in such securities, including a broker affiliated with the [Sub-] Adviser; in placing orders with brokers and/or dealers the [Sub-] Adviser intends to seek best price and execution for purchases and sales; the [Sub-] Adviser shall also determine whether or not a Portfolio shall enter into repurchase or reverse repurchase agreements;

     On occasions when the [Sub-] Adviser deems the purchase or sale of a security or other investment to be in the best interest of a Portfolio as well as other customers of the [Sub-] Adviser, the [Sub-] Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased on behalf of such Portfolio and such other customer of the [Sub-] Adviser in order to obtain best execution, including lower brokerage commissions, if applicable. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the [Sub-] Adviser in the



----------------
(2) Striked-through language is language which is in the current agreement but will not be in either New Agreement.

manner it considers to be the most equitable and consistent with its fiduciary obligations to a Portfolio;

         (d) the [Sub-] Adviser shall maintain a set of books and records with respect to each Portfolio's securities and other investment transactions as required by the Investment Advisers Act of 1940 and other applicable laws and regulations and shall render to the Trustees of the Trust such periodic and special reports as the Trustees may reasonably request; and

         (e) the services of the [Sub-] Adviser to the Trust under this Agreement are not to be deemed exclusive, and the [Sub-] Adviser shall be free to render similar services to others.

     4. The Investment Manager [Adviser] is authorized to appoint an investment adviser to carry out the aforementioned investment operations of each Portfolio, as [Sub-] Adviser, on the above terms pursuant to an investment advisory contract conforming to the requirements of the 1940 Act and subject to approval of the Board of Trustees and the holders of beneficial interests in the Trust as required by the 1940 Act. Any such investment advisory contract shall provide that the [Sub-]Adviser is not authorized to make any business, operational or management decisions on behalf of the Trust or any Portfolio other than with respect to the investment operations and composition of a Portfolio's holdings of securities and other investments as set forth herein. The compensation of any such [Sub-]Adviser will be paid by the Investment Manager [Adviser].

     [Subject to the approval of the Board of Trustees and holders of beneficial interests of the Trust, to the extent required by the 1940 Act, the Investment Adviser may delegate to any company that it controls, is controlled by, or is under common control with (or to more than on such company), or to specified employees of any such companies, certain of its duties enumerated herein provided that the Investment Adviser shall continue to supervise the performance of any such company and shall regularly report thereon to the Trust's Board of Trustees].

     [The Investment Adviser may, but shall not be under any duty to, perform services on behalf of any Portfolio which are not required by this Agreement upon the request of the Trust's Board of Trustees. Such services will be performed on behalf of such Portfolio and the Investment Adviser's charge in rendering such services may be billed monthly to the Trust, subject to examination by the Trust's independent accountant. Payment or assumption by the Investment Adviser of any Trust expense that the Investment Adviser is not required to pay or assume under this Agreement shall not relieve the Investment Adviser of any of its obligations to such Portfolio nor obligate the Investment Adviser to pay or assume any similar Portfolio's expenses on any subsequent occasions].

     5. The Investment Manager [Adviser] shall also provide certain supervisory and administrative services to the Trust, including:

         (a) negotiating, maintaining, evaluating and coordinating contractual arrangements with third-party service providers, including, but not limited to, administrators, custodians, transfer agents, fund accounting agents, independent accountants, attorneys, printers and insurers;

         (b) assisting the various third-party service providers retained by or for the Trust by, among other things, providing any information to such service providers as the Trustees of the Trust deem appropriate, including information concerning Portfolio performance and administration;

         (c) reviewing agendas for and minutes of meetings of Trustees and committees of Trustees; and preparing such supporting documents for such meetings as the Trustees may request the Investment Manager [Adviser] to prepare;

         (d) arranging, if desired by the Trust, for directors, officers or employees of the Investment Manager [Adviser] to serve as Trustees, officers or agents of the Trust if duly elected or appointed to such positions and subject to their individual consent and to any limitations imposed by law; and

         (e) reviewing all registration statements, amendments thereto and other documents as may be required for compliance by the Trust and each Portfolio with all applicable laws and regulations and preparing such portions thereof as the Trustees of the Trust may request the Investment Manager [Adviser] to prepare.

     Notwithstanding the foregoing, the Investment Manager [Adviser] shall not be deemed to have assumed any duties under this Agreement with respect to, and shall not be responsible for, functions specifically assumed by any administrator, fund accounting agent, custodian, private placement agent or transfer agent of the Trust.

     [As to any of the services contemplated by this Section 5 to be provided by the Investment Adviser, it may instead retain a third party to perform those services on its behalf and expense, subject to its supervision of such third party].

     6. The Trust has delivered copies of each of the following documents to the Investment Manager [Adviser] and will promptly notify and deliver to it all future amendments and supplements, if any:

         (a) Declaration of Trust of the Trust (such Declaration of Trust, as presently in effect and as amended from time to time, is herein called the "Declaration of Trust");

         (b) By-Laws of the Trust (such By-Laws, as presently in effect and as amended from time to time, are herein called the "By-Laws");

         (c) Certified resolutions of the Trustees of the Trust authorizing the appointment of the Investment Manager [Adviser] and approving the form of this Agreement;

         (d) The Trust's Notification of Registration on Form N-8A under the 1940 Act, its Registration Statement on Form N-1A under the 1940 Act (No. 811-8375) and the Registration Statement on Form N-1A of Deutsche Funds, Inc. (No. 333-27709) under the Securities Act of 1933, as amended, and the 1940 Act, as filed with the Securities and Exchange Commission (the "Commission") on May 23, 1997, including all amendments thereto (together with the Registration Statement of the Trust, the "Registration Statement").

     7. The [Sub-]Adviser shall keep the books and records required to be maintained by it pursuant to paragraph 3(e). The Investment Manager [Adviser] agrees that all records which it maintains for the Trust are the property of the Trust and it will promptly surrender any of such records to the Trust upon request. The [Sub-] Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act any such records as are required to be maintained by the [Sub-] Adviser with respect to the Portfolios by Rule 31a-2 of the Commission under the 1940 Act.

     8. During the term of this Agreement the Investment Manager [Adviser] will pay all expenses, including personnel costs and overhead, incurred by it in connection with the performance of its obligations under this Agreement other than the cost of securities and investments purchased for each Portfolio (including taxes and brokerage commissions, if any) and extraordinary expenses and shall pay the salaries of Trustees and officers of the Trust who are affiliated persons (as defined in the 1940 Act) of the Investment Manager [Adviser]. The Investment Manager [Adviser] shall not be required to pay expenses of any activity which is intended primarily to result in sales of shares of the Portfolio.

     9. For the services provided and the expenses borne pursuant to this Agreement, each Portfolio will pay to the Investment Manager [Adviser] as full compensation therefor a fee, computed daily and paid monthly in arrears, at an annual rate equal to the percentage of the average daily net assets of such Portfolio specified in Schedule A hereto.

     10. The Investment Manager [Adviser] shall not be liable for any error of judgment or mistake of law or for any loss or expense suffered by the Trust or any Portfolio in connection with the matters to which this Agreement relates, except a loss or expense resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

     11. This Agreement shall continue in effect until the date two years after its execution and shall continue in effect from year to year thereafter with respect to each

Portfolio if such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust in its entirety or with respect to any Portfolio, at any time, without the payment of any penalty, by vote of a majority of all the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust or such Portfolio, as the case may be, on 60 days' written notice to the Investment Manager [Adviser] or by the Investment Manager [Adviser] at any time, without the payment of any penalty, on 90 [60]days' written notice to the Trust. This Agreement will automatically and immediately terminate in the event of its assignment (as defined in the 1940 Act).

     12. The Investment Manager [Adviser] shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Trustees of the Trust from time to time, have no authority to act for or represent the Trust or any Portfolio in any way or otherwise be deemed an agent of the Trust or any Portfolio.

     13. This Agreement may be amended by mutual consent, but the consent of the Trust must be approved (a) by vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) by vote of a majority of the outstanding voting securities of the Trust or, in the case of an amendment to this Agreement affecting only one or several Portfolios, a majority of the outstanding voting securities of each such Portfolio. In the event that the Trustees of the Trust establish one or more additional sub-trusts with respect to which they wish to retain the Investment Manager [Adviser] to act as investment Manager [Adviser], the Trust and the Investment Manager [Adviser] may amend Schedule A hereto to add each such sub-trust and specify the fee payable to the Investment Manager [Adviser] in respect thereof, in which event such sub-trust shall become subject to the provisions of this Agreement and be deemed a "Portfolio" hereunder to the same extent as the existing Portfolios, except to the extent that such provisions may be modified with respect to any additional Portfolio in writing by the Trust and the Investment Manager [Adviser] at the time of the addition of the Portfolio.

     14. Notices of any kind to be given to the Investment Manager [Adviser] by the Trust shall be in writing and shall be duly given if mailed or delivered to the Investment Manager [Adviser] at One South Street, Baltimore Maryland 21202,
Attention: President, or at such other address or to such other individual as shall be specified by the Investment Manager [Adviser] to the Trust. Notices of any kind to be given to the Trust by the Investment Manager [Adviser] shall be in writing and shall be duly given if mailed or delivered to the Trust at Cardinal Avenue, Grand Cayman, Cayman Islands, BWI or at such other address or to such other individual as shall be specified by the Trust to the Investment Manager [Adviser].

     15. The Trustees of the Trust have authorized the execution of this Agreement in their capacity as Trustees and not individually and the Investment Manager[Adviser] agrees that neither the holders of interests in the Trust nor the Trustees nor any officer, employee, representative or agent of the Trust shall be personally liable upon, or shall resort be had to their private property for the satisfaction of, obligations given, executed or delivered on behalf of or by the Trust or any Portfolio, that the interest holders of the Portfolios and the trustees, officers, employees, representatives and agents of the Trust shall not be personally liable hereunder, and that the Investment Manager [Adviser] shall look solely to the property of the Trust for the satisfaction of any claim hereunder.

     16. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

     17. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the date first set forth above.


FLAG INVESTORS PORTFOLIOS TRUST


By:__________________________________


DEUTSCHE FUND MANAGEMENT, INC.
[INVESTMENT COMPANY CAPITAL CORP.]


By:__________________________________


By:__________________________________

                                                                      Schedule A


                                 Fee
Portfolio                        (annualized % of average daily net assets)
-----------------------------    -------------------------------------------
Top 50 World Portfolio           1.00%

Top 50 Europe Portfolio          1.00

Top 50 Asia Portfolio            1.00

Top 50 US Portfolio              0.85

Provesta Portfolio               0.85

Japanese Equity Portfolio        0.85

U.S. Money Market Portfolio      0.15

                                   EXHIBIT B

                Form of Current and New Sub-Advisory Agreement
                        Flag Investors Portfolios Trust

                 INVESTMENT ADVISORY [SUB-ADVISORY](1) AGREEMENT


     Agreement made as of ________, 2000 by and among Deutsche Fund Management, Inc., a Delaware corporation [Investment Company Capital Corp., a Maryland corporation] (the "Investment Manager" ["Adviser"]"), DWS International Portfolio Management GmbH, a company organized under the laws of the Federal Republic of Germany (hereinafter called the "DWS Adviser [Sub-] Adviser"), [Deutsche Bank Investment Management, Inc. ("DBIM Adviser")(2)] Deutsche Asset Management, Inc., a Delaware corporation (hereinafter called "DeAM, Inc.[Adviser] [Sub-]Adviser and Bankers Trust Company, a New York banking corporation (hereinafter called the "BTCo. [Sub-Adviser"].


                             W I T N E S S E T H:


     WHEREAS, the Investment Manager[Adviser] has entered into an Investment Management [Advisory] Agreement dated as of ______________. (the "Investment Management [Advisory] Agreement") with the Flag Investors Portfolios Trust (formerly Deutsche Portfolios), an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act") and organized as a trust under the laws of the State of New York (the "Trust") on behalf of its seven existing non-diversified sub-trusts named herein (each such sub-trust, together with each sub-trust hereafter established by the Trustees of the Trust and made subject to this Agreement in accordance with Section 11 hereof, individually a "Portfolio" and, collectively, the "Portfolios"), pursuant to which the Investment Manager[Adviser] will act as investment Manager [Adviser] to the sub-trusts named in the Investment Management [Advisory] Agreement;

     WHEREAS, the Investment Management [Advisory] Agreement contemplates that the Investment Manager[Adviser] may appoint a [Sub-] Adviser to perform certain services relating to the management of the investment operations of the sub-trusts of the Trust, and the each of the DWS [Sub-] Adviser, [and the DBIM Adviser] the DeAM, Inc. [Sub-] Adviser and the BTCo. [Sub-] Adviser is willing to render such investment advisory services to the respective Portfolios designated herein; and

----------------
1. The language of this agreement applies to the version of the agreement that will take effect following stockholder approval. The bracketed alternative applies to the version that will take effect at such time as Investment Company Capital Corp. becomes Investment Adviser, within two years of such stockholder approval.
2. Striked-through language is language which is in the current agreement but will not be in either New Agreement.

     WHEREAS, each of the DWS [Sub-] Advisers [and the DBIM [Adviser]] and the DeAM, Inc. [Sub-] Adviser is registered as an investment Adviser under the Investment Advisers Act of 1940 and the BTCo. [Sub-] Adviser is exempt from such registration.

     NOW, THEREFORE, in consideration of the premises and mutual promises hereinafter set forth, the parties hereto agree as follows:

     1. The Investment Manager [Adviser] hereby appoints (a) the DWS [Sub-] Adviser to act as Adviser to the Portfolios set forth under its name on Schedule A, (b) the DeAM, Inc. [Sub-] Adviser to act as [Sub-] Adviser to the Portfolio set forth under its name on Schedule A, and (c) the BTCo. [Sub-] Adviser to act as [Sub-] Adviser to the Portfolio set forth under its name on Schedule A, [and (b) the DBIM Adviser to act as Adviser to the Portfolios set forth under its name on Schedule A] in each case for the period and on the terms set forth in this Agreement. Each of the DWS [Sub]-Adviser [and the DMGIM [Adviser],] the DeAM, Inc. [Sub-] Adviser and the BTCo. [Sub-] Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. In this Agreement, the term "[Sub-] Adviser" shall hereinafter refer to the DWS [Sub-] Adviser, with respect to the Portfolios for which it is appointed to act as Adviser under this Section 1, to the DeAM, Inc. [Sub-] Adviser, with respect to the Portfolio for which it is appointed to act as [Sub-] Adviser under this Section 1, and to the BTCo.
[Sub-] Adviser, with respect to the Portfolio for which it is appointed to act as [Sub-] Adviser under this Section 1 [and to the DBIM Adviser with respect to the Portfolios for which is appointed to act as Adviser under this Section 1.]

     2. Subject to the general supervision of the Trustees of the Trust and the Investment Manager [Adviser], the [Sub-] Adviser shall manage the investment operations of each Portfolio and the composition of each Portfolio's holdings of securities and other investments, including cash, the purchase, retention and disposition thereof and agreements relating thereto, in accordance with such Portfolio's investment objective and policies as stated in the Registration Statement (as defined in paragraph 3(d) of this Agreement) and subject to the following understandings:

         [(b) the Adviser shall furnish a continuous investment program for each Portfolio and determine from time to time what securities, instruments and other investments including future contracts will be purchased, retained, sold or lent by such Portfolio, and what portion of the assets will be invested or held uninvested as cash;]

         (a) the [Sub-] Adviser, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Declaration of Trust and By-Laws of the Trust and the Registration Statement and with the instructions and directions of the Trustees of the trust and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations;

         (b) the [Sub-] Adviser shall use the same skill and care in the management of each Portfolio's investments as it uses in the administration of other accounts for which it has investment responsibility as agent;

         (c) the [Sub-] Adviser shall determine the securities or other investments to be purchased, sold or lent by the Portfolio and as agent for each Portfolio will effect portfolio transactions pursuant to its determinations either directly with the issuer or with any broker and/or dealer in such securities, including a broker affiliated with the [Sub-] Adviser; in placing orders with brokers and/or dealers the [Sub-] Adviser intends to seek best price and execution for purchases and sales; the [Sub-] Adviser shall also determine whether or not a Portfolio shall enter into repurchase or reverse repurchase agreements;

         On occasions when the [Sub-] Adviser deems the purchase or sale of a security or other investment to be in the best interest of a Portfolio as well as other customers of the [Sub-] Adviser, the [Sub-] Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased on behalf of such Portfolio and such other customer of the [Sub-] Adviser in order to obtain best execution, including lower brokerage commissions, if applicable. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the [Sub-] Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to a Portfolio;

         (d) the [Sub-] Adviser shall maintain a set of books and records with respect to each Portfolio's securities transactions as required by the Investment Advisers Act of 1940 and other applicable laws and regulations and shall render to the Trustees of the Trust such periodic and special reports as the Trustees may reasonably request; and

         (e) the services of the [Sub-] Adviser to the Trust under this Agreement are not to be deemed exclusive, and the [Sub-] Adviser shall be free to render similar services to others.

         Notwithstanding the foregoing, the [Sub-] Adviser is not authorized, and shall not be deemed to have assumed any duties under this Agreement, to make any business, operational or management decisions on behalf of the Trust or any Portfolio other than with respect to the investment operations and composition of a Portfolio's holdings of securities and other investments as set forth herein.

     3. The Investment Manager [Adviser] has delivered copies of each of the following documents to the [Sub-] Adviser and will promptly notify and deliver to it all future amendments and supplements, if any:

         (a) Declaration of Trust of the Trust (such Declaration of Trust, as presently in effect and as amended from time to time, is herein called the "Declaration of Trust");

         (b) By-laws of the Trust (such By-laws, as presently in effect and as amended from time to time, are herein called the "By-laws");

         (c) Certified resolutions of the Trustees of the Trust authorizing the appointment of the [Sub-] Adviser and approving the form of this Agreement;

         (d) The Trust's Notification of Registration on Form N-8A under the 1940 Act, its Registration Statement on Form N-1A under the 1940 Act (No. 811-8375) and the Registration Statement on Form N-1A of Deutsche Funds, Inc. (now Flag Investors Funds, Inc.) (No. 333-27709) under the Securities Act of 1933, as amended, and the 1940 Act, as filed with the Securities and Exchange Commission (the "Commission") on May 23, 1997, including all amendments thereto (together with the Registration Statement of the Trust, the "Registration Statement").

     4. The [Sub-]Adviser shall keep the books and records required to be maintained by it pursuant to paragraph 2(e) of this Agreement. The [Sub-]Adviser agrees that all records that it maintains for the Trust are the property of the Trust and it will promptly surrender any of such records to the Trust or to the Investment Manager[Adviser] upon request. The [Sub-]Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act any such records as are required to be maintained by the [Sub-]Adviser with respect to the Portfolios by Rule 31a-2 of the Commission under the 1940 Act.

     5. During the term of this Agreement, the [Sub-] Adviser will pay all expenses, including personnel costs and overhead, incurred by it in connection with its activities under this Agreement, other than the cost of securities and investments purchased or sold for the Portfolios (including taxes and brokerage commissions, if any) and extraordinary expenses.

     6. The Investment Manager [Adviser] shall continue to have responsibility for all services to be provided to the Portfolios pursuant to the Investment Management [Advisory] Agreement and shall oversee and review the [Sub-]Adviser's performance of its duties under this Agreement.

     7. For the services provided and the expenses borne pursuant to this Agreement, the Investment Manager[Adviser] will pay to the [Sub-] Adviser, as full compensation therefor a fee, calculated daily and payable monthly in arrears, at an annual rate equal to the percentage of the average daily net assets of each Portfolio specified in Schedule A hereto.

     [Subject to the provisions of this Agreement, the duties of each Sub-Adviser, the portion of Portfolio assets that such Sub-Adviser shall manage and the fees to be paid such Sub-Adviser by the Investment Adviser under and pursuant to this Agreement may be adjusted from time to time by the Investment Adviser with and upon the approval of such Sub-Adviser and the members of the Trust's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement].

     8. The [Sub-] Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Investment Manager, [Adviser], [Sub-] Adviser, the Trust or any Portfolio in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

     9. This Agreement shall continue in effect until the date two years after the date of its execution and shall continue in effect from year to year thereafter with respect to each Portfolio if such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated with respect to the Trust in its entirety or with respect to any Portfolio, at any time, without the payment of any penalty, (a) by the Investment Manager[Adviser] or (b) by the Trust, by vote of a majority of all the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust or such Portfolio, as the case may be, in each case on 60 days' written notice to the [Sub-] Adviser or (c) by the [Sub-] Adviser, with respect to its respective Portfolios, at any time, without the payment of any penalty, on 90 [60] days' written notice to the Investment Manager [Adviser] and to the Trust. This Agreement will automatically and immediately terminate in the event of its "assignment" (as defined in the 1940 Act) or upon termination of the Investment Management [Advisory] Agreement.

     10. The [Sub-] Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Trustees of the Trust and the Investment Manager [Adviser] from time to time, have no authority to act for or represent the Trust or any Portfolio in any way or otherwise be deemed an agent of the Trust or any Portfolio.

     11. This Agreement may be amended by the mutual consent of the parties. Any such amendment shall also require the consent of the Trust, which must be approved (a) by vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) by vote of a majority of the outstanding voting securities of the Trust or, in the case of any such amendment affecting only one or several Portfolios, a majority of the outstanding voting securities of each such Portfolio. In the event that the Trustees of the Trust establish one or more additional sub-trusts with respect to which they retain the Investment Manager [Adviser] to act as investment adviser, the Investment Manager [Adviser] and the DWS [Sub-] Adviser, the DeAM, Inc. [Sub-] Adviser, or the BTCo. [Sub-] Adviser, [or the DBIM Adviser,] as the case may be, may amend Schedule A hereto to add each such sub-trust and specify the fee payable to such [Sub-]Adviser in respect thereof, in which event such sub-trust shall become subject to the provisions of this Agreement and be deemed a "Portfolio" hereunder to the same extent as the existing Portfolios, except to the extent that such provisions may be modified with respect to any additional Portfolio in writing by the Investment Manager [Adviser] and such [Sub-] Adviser at the time of the addition of the Portfolio.

     12. Notices of any kind to be given hereunder shall be in writing and shall be duly given if mailed or delivered as follows: (a) to the DWS [Sub-] Adviser at Grueneburgweg 113-115, Frankfurt am Main 60323, Germany, Attention:
President, with a copy to the Investment Manager [Adviser]; (b) to the DeAM, Inc. [Sub-] Adviser One South Street Baltimore, Maryland, 21201 Attention:
President and Managing Director, with a copy to the Investment Manager [Adviser]; [(b) to the DBIM Adviser 31 West 52nd Street, New York, New York 10019] (c) to the BTCo. [Sub-] Adviser at One Bankers Trust Plaza, 31st Floor, New York, New York 10006, Attention: Deputy General Counsel B Asset Management, with a copy to the Investment Manager [Adviser]; (d) to the Investment Manager [Adviser] One South Street, Baltimore, Maryland 21202, Attention: President;
(e) to the Trust at Cardinal Avenue, George Town, Grand Cayman, Cayman Islands, BWI; or (f) at such other address or to such other individual as any of the foregoing shall designate by notice to the others.

     13. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

     14. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the date first set forth above.


DEUTSCHE FUND MANAGEMENT, Inc.
[INVESTMENT COMPANY CAPITAL CORP.]


By: ________________________________


By: ________________________________


DWS INTERNATIONAL PORTFOLIO MANAGEMENT GmbH


By: _________________________________


By: _________________________________


[DEUTSCHE BANK INVESTMENT MANAGEMENT, Inc.] DEUTSCHE ASSET MANAGEMENT, INC.


By: _________________________________


By: _________________________________


BANKERS TRUST COMPANY


By: _________________________________


By: _________________________________

Acknowledged and Confirmed.


FLAG INVESTORS PORTFOLIOS TRUST


By:________________________

                                                                     Schedule A




                                Fee
Portfolio                       (annualized % of average daily net assets)
---------------------------     -------------------------------------------
DWS [SUB-] ADVISER

Top 50 World Portfolio           0.75%

Top 50 Europe Portfolio          0.75

Top 50 Asia Portfolio            0.75

Provesta Portfolio               0.60

Japanese Equity Portfolio        0.60

DeAM, Inc. [SUB-] ADVISER

Top 50 US Portfolio              0.60%

BTCo. [SUB-] ADVISER

US Money Market Portfolio        0.1125%

[DBIM ADVISOR

Top 50 US Portfolio              0.60%

US Money Marker Portfolio        0.1125%]

                                                                        ANNEX I

     As of February 4, 2000, the shareholders listed in the following chart owned of record, beneficially, or both, 5% or more of outstanding shares of the corresponding series. Shareholders owning 25% or more of outstanding shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.



                                                                            Percentage
Series            Shareholder Name and Address              Share Class       Owned
---------------   --------------------------------------   -------------   -----------
Top 50 World      Fidelity Investments Institutional       Class A           19.73%
                  Operations Co. Inc.
                  Covington, KY

                  Donaldson Lufkin Jenrette Securities     Class A            6.91%
                  Corporation Inc.
                  Jersey City, NJ

                  Merrill Lynch Pierce Fenner & Smith      Class B           20.96%
                  Jacksonville, FL
                  Parker Hunter Incorporated               Class B           16.86%
                  New Castle, PA

Top 50 Europe     Fidelity Investments Institutional       Class A           36.79%
                  Operations Co. Inc.
                  Covington, KY

                  Batrus & Co.                             Class A           18.36%
                  New York, NY

                  Merrill Lynch Pierce Fenner & Smith      Class A           17.58%
                  Jacksonville, FL                         Class B           53.02%
                                                           Class C           79.46%

                  Domingo Pagan                            Class A            6.03%
                  San Juan, PR

                  Advest Inc.                              Class C            5.49%
                  Hartford, CT

Top 50 Asia       Deutsche Bank Securities, Inc.           Class A           64.78%
                  New York, NY

                  Merrill Lynch Pierce Fenner & Smith      Class A           13.16%
                  Jacksonville, FL                         Class B           77.88%

                  Fidelity Investments Institutional       Class A           10.56%
                  Operations Co. Inc.
                  Covington, KY

                                                                              Percentage
Fund                Shareholder Name and Address              Share Class       Owned
-----------------   --------------------------------------   -------------   -----------
Top 50 US           Fidelity Investments Institutional       Class A           28.01%
                    Operations Co. Inc.
                    Covington, KY

                    Batrus & Co.                             Class A           14.35%
                    New York, NY

                    Donaldson Lufkin Jenrette Securities     Class A           12.25%
                    Corporation Inc.
                    Jersey City, NJ

                    Deutsche Bank Securities, Inc.           Class A           10.12%
                    New York, NY

                    Parker Hunter Incorporated               Class B           48.47%
                    Pittsburgh, PA

                    Advest Inc.                              Class C           57.86%
                    Hartford, CT

                    Merrill Lynch Pierce Fenner & Smith      Class C           39.85%
                    Jacksonville FL

European            Deutsche Bank Securities, Inc.           Class A           63.34%
Mid-Cap Fund        New York, NY

                    Merrill Lynch Pierce Fenner & Smith      Class A           14.15%
                    Jacksonville, FL                         Class B           66.31%
                                                             Class C           85.63%

                    Donaldson Lufkin Jenrette Securities     Class C            5.65%
                    Corporation Inc.
                    Jersey City, NJ

Japanese Equity     Merrill Lynch Pierce Fenner & Smith      Class A           28.28%
Fund                Jacksonville, FL                         Class B           73.48%

                    Wexford Clearing Services Corp.          Class A           25.61%
                    Chicago, IL

                    Wendel & Co.                             Class A            6.59%
                    New York, NY

                    DB Alex. Brown LLC                       Class B           12.69%
                    Baltimore, MD

                                                                        Percentage
Fund            Shareholder Name and Address            Share Class       Owned
-------------   ------------------------------------   -------------   -----------
US Money        Fidelity Investments Institutional     Class A           85.22%
Market Fund     Operations Co. Inc.
                Covington, KY

                Deutsche Bank AG                       Class A            5.14%
                New York, NY

                Sterne Agee & Leach, Inc.              Class B           50.63%
                Birmingham, AL

                John Moy                               Class B           34.93%
                Arlington Heights, IL

                Investors Bank & Trust Co.             Class B           10.63%
                Arlington Heights, IL

                                                                      33832F796
                                                                      33832F788

                                                                      33832F887
                                                                      33832F879
                                                                      33832F861

                                                                      33832F820
                                                                      33832F812

                                                                      33832F606
                                                                      33832F705
                                                                      33832F804

                                                                      33832F101
                                                                      33832F200
                                                                      33832F309

                                                                      33832F408
                                                                      33832F507

                                                                      33832F846
                                                                      33832F838

BUCKSLIP TEXT

Three Ways To Vote Your Proxy

Proxy Voting Quick & Easy
The enclosed proxy statement provides details on important issues affecting your Series. The Board of your Series recommends that you vote FOR all proposals.

We are offering three ways to vote: by automated touch-tone phone, the World Wide Web or mail. Voting by telephone or Web may be quicker and more cost effective than the traditional method of mailing back your proxy card; however, that option is still available to you.

                Your proxy vote is important! Please vote today.
How to Vote:

By Automated Touch-Tone Phone*
Using our automated touch-tone phone system, dial the number provided on your proxy card and follow the directions given.

By the Web*
Visit www.proxyvote.com and enter the 12-digit control number located on your proxy card.

By Mail
Simply return your executed proxy in the enclosed postage-paid envelope.

* Do not mail the Proxy Card if voting by Web or telephone.

                             FORM OF PROXY CARD for
                European Mid-Cap Fund - Class A, Class B, Class C
                    Japanese Equity Fund - Class A, Class B,
                         Top 50 World - Class A, Class B
                         Top 50 Asia - Class A, Class B
                    Top 50 Europe - Class A, Class B, Class C


FLAG INVESTORS
Investment Company Capital Corporation
MS 1-18-8
One South Street
Baltimore, MD 21202-3220

PROXY SERVICES
51 Mercedes Way
Edgewood, NY 11717

                           FLAG INVESTORS FUNDS, INC.
                              [Fund and Class Name]
                  PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS

                       1 p.m. Eastern Time, March 28, 2000

         THIS PROXY IS SOLICITED BY THE BOARDS OF DIRECTORS AND TRUSTEES

This proxy is for your use in voting on various matters relating to the Fund and the Portfolio. The undersigned shareholder(s) of the Fund, revoking previous proxies, hereby appoint(s) Edward J. Veilleux, Amy M. Olmert and Daniel O. Hirsch and each of them (with full power of substitution) the proxies of the undersigned to attend the Annual Meeting of Shareholders of the Fund to be held on March 28, 2000 (the "Meeting") and any adjournments thereof, to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Meeting and on any matter incident to the conduct of the Meeting, all as set forth in the Notice of Annual Meeting of Shareholders and Proxy Statement of the Boards of Directors and Trustees. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as indicated upon the matters set forth below.

This proxy will be voted as indicated below. If no indication is made, this proxy will be voted FOR the proposals set forth below. The undersigned acknowledges receipt with this proxy of a copy of the Notice of Annual Meeting of Shareholders and the Proxy Statement of the Board of Directors and Trustees.

To Vote by Telephone

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Call 1-800-690 6903
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

To vote by Internet:

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Go to Website www.proxyvote.com
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

[Fund and Class Name]
UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

Vote on Directors of the Fund and Trustees of the Portfolio

1. Proposal to elect a Board of Directors of the Fund and a Board of Trustees of the Portfolio.

          1) Richard R. Burt                    5) Eugene J. McDonald
          2) Richard T. Hale                    6) Rebecca W. Rimel
          3) Joseph R. Hardiman                 7) Truman T. Semans
          4) Louis E. Levy                      8) Robert H. Wadsworth

[ ] FOR ALL

[ ] WITHHOLD ALL

[ ] FOR ALL EXCEPT:

           To withhold authority to vote for a specific nominee(s), mark
           "FOR ALL EXCEPT" and write the nominee's number on the line below.

Vote on Proposals

2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants for the Fund and the Portfolio.

     [ ] For                   [ ] Against                     [ ] Abstain

3A. To approve a new Investment Advisory Agreement between the Portfolio and Deutsche Fund Management, Inc.

     [ ] For                   [ ] Against                     [ ] Abstain

3B. To approve a new Investment Advisory Agreement between the Portfolio and Investment Company Capital Corp.

     [ ] For                   [ ] Against                     [ ] Abstain

4A. (i) To approve a new Investment Sub-Advisory Agreement between DWS International Portfolio Management GmbH and Deutsche Fund Management, Inc.

     [ ] For                   [ ] Against                     [ ] Abstain

4A. (ii) To approve a new Investment Sub-Advisory Agreement between DWS International Portfolio Management GmbH and Investment Company Capital Corp.

     [ ] For                   [ ] Against                     [ ] Abstain

The appointed proxies will vote on any other business as may properly come before the Meeting or any adjournments thereof.

Please print and sign your name in the space provided to authorize the voting of your shares as indicated and return promptly. When signing on behalf of a corporation, partnership, estate, trust or in any other representative capacity, please sign your name and title. For joint accounts, each joint owner must sign exactly as your name(s) appears on this card.


Signature
[PLEASE SIGN WITHIN BOX]   Date

Signature (Joint Owners)   Date


          FORM OF PROXY CARD for Top 50 US - Class A, Class B, Class C


FLAG INVESTORS
Investment Company Capital Corporation
MS 1-18-8
One South Street
Baltimore, MD 21202-3220

PROXY SERVICES
51 Mercedes Way
Edgewood, NY 11717

                           FLAG INVESTORS FUNDS, INC.
                              [Fund and Class Name]
                  PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS

                       1 p.m. Eastern Time, March 28, 2000

         THIS PROXY IS SOLICITED BY THE BOARDS OF DIRECTORS AND TRUSTEES

This proxy is for your use in voting on various matters relating to the Fund and the Portfolio. The undersigned shareholder(s) of the Fund, revoking previous proxies, hereby appoint(s) Edward J. Veilleux, Amy M. Olmert and Daniel O. Hirsch and each of them (with full power of substitution) the proxies of the undersigned to attend the Annual Meeting of Shareholders of the Fund to be held on March 28, 2000 (the "Meeting") and any adjournments thereof, to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Meeting and on any matter incident to the conduct of the Meeting, all as set forth in the Notice of Annual Meeting of Shareholders and Proxy Statement of the Boards of Directors and Trustees. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as indicated upon the matters set forth below.

This proxy will be voted as indicated below. If no indication is made, this proxy will be voted FOR the proposals set forth below. The undersigned acknowledges receipt with this proxy of a copy of the Notice of Annual Meeting of Shareholders and the Proxy Statement of the Board of Directors and Trustees.

To Vote by Telephone

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Call 1-800-690 6903
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

To vote by Internet:

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Go to Website www.proxyvote.com
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

[Fund and Class Name]
UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

Vote on Directors of the Fund and Trustees of the Portfolio

1. Proposal to elect a Board of Directors of the Fund and a Board of Trustees of the Portfolio.

          1) Richard R. Burt                       5) Eugene J. McDonald
          2) Richard T. Hale                       6) Rebecca W. Rimel
          3) Joseph R. Hardiman                    7) Truman T. Semans
          4) Louis E. Levy                         8) Robert H. Wadsworth

[ ] FOR ALL

[ ] WITHHOLD ALL

[ ] FOR ALL EXCEPT:

       To withhold authority to vote for a specific nominee(s), mark "FOR ALL EXCEPT" and write the nominee's number on the line below.

Vote on Proposals

3. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants for the Fund and the Portfolio.

     [ ] For                  [ ] Against                     [ ] Abstain

3A. To approve a new Investment Advisory Agreement between the Portfolio and Deutsche Fund Management, Inc.

     [ ] For                  [ ] Against                     [ ] Abstain

3B. To approve a new Investment Advisory Agreement between the Portfolio and Investment Company Capital Corp.

     [ ] For                  [ ] Against                     [ ] Abstain

4B. (i) To approve a new Investment Sub-Advisory Agreement between Deutsche Asset Management, Inc. and Deutsche Fund Management, Inc.

     [ ] For                  [ ] Against                     [ ] Abstain

4B. (ii) To approve a new Investment Sub-Advisory Agreement between Deutsche Asset Management, Inc. and Investment Company Capital Corp.

     [ ] For                  [ ] Against                     [ ] Abstain

The appointed proxies will vote on any other business as may properly come before the Meeting or any adjournments thereof.

Please print and sign your name in the space provided to authorize the voting of your shares as indicated and return promptly. When signing on behalf of a corporation, partnership, estate, trust or in any other representative capacity, please sign your name and title. For joint accounts, each joint owner must sign exactly as your name(s) appears on this card.

Signature
[PLEASE SIGN WITHIN BOX]   Date

Signature (Joint Owners)   Date


          FORM OF PROXY CARD for US Money Market Fund- Class A, Class B

FLAG INVESTORS
Investment Company Capital Corporation
MS 1-18-8
One South Street
Baltimore, MD 21202-3220

PROXY SERVICES
51 Mercedes Way
Edgewood, NY 11717

                           FLAG INVESTORS FUNDS, INC.
                              [Fund and Class Name]
                  PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS

                       1 p.m. Eastern Time, March 28, 2000

         THIS PROXY IS SOLICITED BY THE BOARDS OF DIRECTORS AND TRUSTEES

This proxy is for your use in voting on various matters relating to the Fund and the Portfolio. The undersigned shareholder(s) of the Fund, revoking previous proxies, hereby appoint(s) Edward J. Veilleux, Amy M. Olmert and Daniel O. Hirsch and each of them (with full power of substitution) the proxies of the undersigned to attend the Annual Meeting of Shareholders of the Fund to be held on March 28, 2000 (the "Meeting") and any adjournments thereof, to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Meeting and on any matter incident to the conduct of the Meeting, all as set forth in the Notice of Annual Meeting of Shareholders and Proxy Statement of the Boards of Directors and Trustees. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as indicated upon the matters set forth below.

This proxy will be voted as indicated below. If no indication is made, this proxy will be voted FOR the proposals set forth below. The undersigned acknowledges receipt with this proxy of a copy of the Notice of Annual Meeting of Shareholders and the Proxy Statement of the Board of Directors and Trustees.

To Vote by Telephone

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Call 1-800-690 6903
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

To vote by Internet:

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Go to Website www.proxyvote.com
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

[Fund and Class Name]
UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND
DATED.

DETACH AND RETURN THIS PORTION ONLY

Vote on Directors of the Fund and Trustees of the Portfolio

1. Proposal to elect a Board of Directors of the Fund and a Board of Trustees of the Portfolio.

           1) Richard R. Burt                   5) Eugene J. McDonald
           2) Richard T. Hale                   6) Rebecca W. Rimel
           3) Joseph R. Hardiman                7) Truman T. Semans
           4) Louis E. Levy                     8) Robert H. Wadsworth

[ ] FOR ALL

[ ] WITHHOLD ALL

[ ] FOR ALL EXCEPT:

        To withhold authority to vote for a specific nominee(s), mark "FOR ALL EXCEPT" and write the nominee's number on the line below.

Vote on Proposals

4. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants for the Fund and the Portfolio.

     [ ] For                  [ ] Against                     [ ] Abstain

3A. To approve a new Investment Advisory Agreement between the Portfolio and Deutsche Fund Management, Inc.

     [ ] For                  [ ] Against                     [ ] Abstain

3B. To approve a new Investment Advisory Agreement between the Portfolio and Investment Company Capital Corp.

     [ ] For                  [ ] Against                     [ ] Abstain

4C. (i) To approve a new Investment Sub-Advisory Agreement between Bankers Trust Company and Deutsche Fund Management, Inc.

     [ ] For                  [ ] Against                     [ ] Abstain

4B. (ii) To approve a new Investment Sub-Advisory Agreement between Bankers Trust Company and Investment Company Capital Corp.

     [ ] For                  [ ] Against                     [ ] Abstain

The appointed proxies will vote on any other business as may properly come before the Meeting or any adjournments thereof.

Please print and sign your name in the space provided to authorize the voting of your shares as indicated and return promptly. When signing on behalf of a corporation, partnership, estate, trust or in any other representative capacity, please sign your name and title. For joint accounts, each joint owner must sign exactly as your name(s) appears on this card.

Signature
[PLEASE SIGN WITHIN BOX]   Date

Signature (Joint Owners)   Date

                           FLAG INVESTORS FUNDS, INC.

                           Flag Investors Top 50 World
                          Flag Investors Top 50 Europe
                           Flag Investors Top 50 Asia
                            Flag Investors Top 50 US
                      Flag Investors European Mid-Cap Fund
                       Flag Investors Japanese Equity Fund
                       Flag Investors US Money Market Fund

Proxy Update

Important News About the Flag Investors Funds (formerly Deutsche Funds) Proxy Your Clients Will Receive

In early March, your clients will receive a proxy statement seeking shareholder votes to approve new investment advisory and sub-advisory agreements for the Funds. The new agreements will not change the investment style of the Funds, their portfolio managers, their advisory fees, the number of fund shares your clients own or the value of those shares.

Nevertheless, the new agreements are needed to permit Deutsche Bank to simplify the organizational structure of its U.S. mutual fund operations and to enhance administrative efficiencies.

If the new agreements are approved, the new Fund advisor and sub-advisors will be as follows:

Advisor:                            Investment Company Capital Corp. (ICCC)

Sub-Advisor - Top 50 US:            Deutsche Asset Management Inc. (DeAM Inc.)

Sub-Advisor - US Money Market:      Bankers Trust Company (Bankers Trust)

Sub-Advisor - All others:           DWS International Portfolio Management GmbH

Because ICCC may not immediately take over as Fund advisor, we are also asking shareholders to approve new agreements with the Fund's current Advisor as well. Finally, we are taking this opportunity to ask shareholders to vote for Directors/Trustees and to ratify PricewaterhouseCoopers as independent accountants for the Funds.

Proxies and Proxy Cards

We plan to begin mailing proxies and proxy cards in the last week of February to each Fund's shareholders of record as of February 4, 2000. Your clients will receive a separate proxy card for each Fund and share class they own. The shareholder meetings are scheduled to take place at 1 p.m. Eastern Time at One South Street, Baltimore, Maryland on March 28, 2000.

FOR BROKER USE ONLY

This material is prepared for broker use only and may not be quoted, reproduced or shown to members of the public, nor used in written form as sales literature for public use.

The Solicitation Process

We have retained Shareholder Communications Corporation (SCC) to assist with our solicitation efforts.

Starting in mid-March, SCC will begin to call registered fund shareholders who have not voted to remind them to vote. SCC will start with shareholders owning the largest number of shares. Your clients will be given the opportunity to vote over the phone after satisfactorily answering a series of questions for identification purposes.

Rest assured, SCC only obtains shareholder records from your firm. If your firm has shareholders who have asked you not to release their account registration information, SCC will not call those individuals. We would, however, appreciate your assistance in obtaining those votes.

Voting Methods

Phone

Shareholders who receive their proxy from ADP can vote by phone by calling the number provided on their card and providing their control number as instructed. Shareholders who have instructed their investment representative not to release their names may not vote by phone.

Internet

All shareholders who receive their proxy from ADP also can vote via the Internet by accessing the website www.proxyvote.com, and entering the 12-digit control number located on their proxy card, and following instructions on the website. Shareholders who have instructed their investment representative not to release their names may not vote by Internet.

Mail

All shareholders can vote by mail by completing the proxy card and returning it in the postage-paid envelope.

For More Information

If you have additional questions about the proxy process, please call SCC at 800-732-6168.

To order copies of the proxies, please call us at 800-767-FLAG or SCC.

Proposal Summary

A chart summarizing the proposals that we are asking shareholders to vote on is attached.

FOR BROKER USE ONLY

This material is prepared for broker use only and may not be quoted, reproduced or shown to members of the public, nor used in written form as sales literature for public use.

                           Summary of Proxy Proposals

Funds/Portfolio          Issue                                          Reason
All Funds/Portfolios     Elect Directors/Trustees.                      Shareholders have the opportunity
                                                                        to elect directors who oversee matters
                                                                        relating to their funds and their
                                                                        respective portfolios.

All Funds/Portfolios     Ratify Accountant.                             The law requires that shareholders ratify
                                                                        the selection of independent accountants.

All Funds/Portfolios     a) Approve new investment advisory             a) As a result of a possible change in control,
                            agreement with current advisor,                the present agreement could be deemed to
                            DFM. No change in fees is                      terminate automatically. Shareholders are
                            proposed.                                      being asked to approve a new agreement on
                                                                           terms substantially identical to the current
                         b) Approve new investment advisory                agreement.
                            agreement with new advisor, ICCC.
                            No change in fees is proposed.              b) In an effort to consolidate Deutsche Bank's mutual fund operations, ICCC will become the investment advisor of
                                                                           the Funds. Agreement to take effect within two years
                                                                           after shareholder approval.


All Funds/Portfolios     a) Approve new sub-advisory agreement          Same as above.
except Top 50 US            between DFM and current sub-advisor,
and US Money                DWS. No change in fees is proposed.
Market Fund
                         b) Approve new sub-advisory agreement
                            between ICCC and DWS Inc. No
                            change in fees is proposed.

Top 50 US (US Dollar)    a) Approve new sub-advisory                    a) In an effort to consolidate and provide consistency
only                        agreement between DFM and DeAM Inc.            among Deutsche Bank's U.S. mutual fund
                            No change in fees is proposed.                 operations, DeAM Inc. will become the fund's
                                                                           investment sub-advisor. We are asking
                         b) Approve new sub-advisory                       shareholders to approve a new sub-advisory
 .                           agreement between ICCC and DeAM Inc.           agreement between DeAM Inc. and DFM because
                            No change in fees is proposed.                 ICCC may not become the fund's advisor immediately.

                                                                        b) In an effort to consolidate and provide consistency
                                                                           among Deutsche Bank's U.S. mutual fund
                                                                           operations, DeAM Inc. will become the fund's
                                                                           investment sub-advisor. Agreement to take effect
                                                                           within two years after shareholder approval.


US Money Market           a) Approve new sub-advisory agreement         a) In an effort to consolidate and provide consistency
Fund only                    between DFM and new sub-advisor,              among Deutsche Bank's U.S. mutual fund operations,
                             Bankers Trust. No change in fees              Bankers Trust will become the fund's investment
                             is proposed.                                  sub-advisor. We are asking shareholders to approve
                                                                           a new sub-advisory agreement between Bankers Trust
                          b) Approve new sub-advisory agreement            and DFM because ICCC may not become the fund's
                             between ICCC and Bankers Trust. No            advisor immediately.
                             change in fees is proposed.

                                                                        b) In an effort to consolidate and provide consistency
                                                                           among Deutsche Bank's U.S. mutual fund operations,
                                                                           Bankers Trust will become the fund's investment
                                                                           sub-advisor. Agreement to take effect within two
                                                                           years after shareholder approval.

FOR BROKER USE ONLY

This material is prepared for broker use only and may not be quoted, reproduced or shown to members of the public, nor used in written form as sales literature for public use.